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                                                                   EXHIBIT 7.1



                             ENERPLUS RESOURCES FUND







                ------------------------------------------------
                              AMENDED AND RESTATED
                                 TRUST INDENTURE
                ------------------------------------------------






                            DATED AS OF JUNE 21, 2001
                           (AS AMENDED APRIL 25, 2002)






                            BLAKE, CASSELS & GRAYDON LLP



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                                TABLE OF CONTENTS

                                                                            PAGE
                                    ARTICLE 1
                                 INTERPRETATION

1.01   Definitions............................................................2
1.02   References to Acts Performed by the Fund...............................6
1.03   Income Tax Act.........................................................7
1.04   Gender.................................................................7
1.05   Headings for Reference Only............................................7
1.06   Day Not a Business Day.................................................7
1.07   Time of the Essence....................................................7
1.08   Governing Law..........................................................7

                                    ARTICLE 2
                              DECLARATION OF TRUST

2.01   Trust Agreement........................................................8
2.02   Initial Contribution...................................................8
2.03   Name of Fund...........................................................8
2.04   Use of Name............................................................8
2.05   Head Office............................................................8
2.06   Nature of the Fund.....................................................8
2.07   Legal Ownership of Assets of the Fund..................................9
2.08   Liability of Unitholder................................................9

                                    ARTICLE 3
                              ISSUE OF TRUST UNITS

3.01   Trust Units............................................................9
3.02   Limit of Issue.........................................................9
3.03   Terms of Trust Units...................................................9
3.04   Ranking of Trust Units................................................10
3.05   Trust Units Non-Assessable............................................10
3.06   Fractional Trust Units................................................10
3.07   Transferability of Trust Units........................................10
3.08   Issuance of Other Securities..........................................10

                                    ARTICLE 4
                            INVESTMENTS OF TRUST FUND

4.01   Purpose of the Fund...................................................11
4.02   Other Investments.....................................................11

                                    ARTICLE 5
                                  DISTRIBUTIONS

5.01   Determination of Net Income of the Fund...............................11

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                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

5.02   Net Income of the Fund to Become Payable..............................12
5.03   Net Realized Capital Gains to Become Payable..........................12
5.04   Net Income and Net Realized Capital Gains for Income Tax Purposes
             to Become Payable...............................................13
5.05   Other Amounts.........................................................13
5.06   Enforcement...........................................................13
5.07   Payment of Amounts Payable............................................14
5.08   Distribution of Additional Trust Units................................14

                                    ARTICLE 6
                            REDEMPTION OF TRUST UNITS

6.01   Right of Redemption...................................................14
6.02   Exercise of Redemption Right..........................................14
6.03   Calculation of Redemption Price Based on Market Price.................15
6.04   Cash Payment of Market Redemption Price...............................16
6.05   Limitation Regarding Cash Payment of Market Redemption Price..........16
6.06   Calculation of Redemption Price in Certain Other Circumstances........16
6.07   Cancellation of Certificates for all Redeemed Trust Units.............17
6.08   Purchase for Cancellation.............................................17

                                    ARTICLE 7
                 APPOINTMENT, RESIGNATION AND REMOVAL OF TRUSTEE

7.01   Trustee's Term of Office..............................................17
7.02   Resignation of Trustee................................................18
7.03   Removal of Trustee....................................................18
7.04   Appointment of Successor to Trustee...................................18
7.05   Failure to Appoint Successor..........................................19
7.06   Qualifications of Trustee.............................................19

                                    ARTICLE 8
                             CONCERNING THE TRUSTEE

8.01   Powers of the Trustee.................................................19
8.02   Specific Powers and Authorities.......................................19
8.03   Voting of Investments and ERC Royalty Units Held by the Fund..........22
8.04   Restriction on Powers.................................................22
8.05   Banking...............................................................23
8.06   Standard of Care......................................................23
8.07   Fees and Expenses.....................................................23
8.08   Limitations on Liability of Trustee...................................24

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                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

8.09   Indemnification of Trustee............................................25
8.10   Environmental Indemnity...............................................25
8.11   Conditions Precedent to Trustee's Obligation to Act...................26
8.12   Survival of Indemnities...............................................26
8.13   Documents, Monies, etc. held by Trustee...............................26
8.14   Trustee Having Knowledge of Matters...................................26
8.15   Validity of Certificates etc..........................................27
8.16   Trustee May Have Other Interests......................................27

                                    ARTICLE 9
                              DELEGATION OF POWERS

9.01   Delegation to Corporation.............................................28
9.02   The Advisor...........................................................29
9.03   Additional Management Agreements......................................30
9.04   Power of Attorney.....................................................30
9.05   Liability of Trustee..................................................30

                                   ARTICLE 10
                                    AMENDMENT

10.01  Amendment.............................................................30
10.02  Notification of Amendment.............................................32

                                   ARTICLE 11
                          MEETINGS OF TRUST UNITHOLDERS

11.01  Annual and Special Meetings of Trust Unitholders......................32
11.02  Notice of Meetings....................................................32
11.03  Quorum................................................................33
11.04  Voting Rights of Trust Unitholders....................................33
11.05  Resolutions Binding the Trustee.......................................33
11.06  Meaning of "Extraordinary Resolution".................................34
11.07  Record Date for Voting................................................35
11.08  Resolutions in Writing................................................35

                                   ARTICLE 12
            CERTIFICATES, REGISTRATION AND TRANSFER OF TRUST UNITS

12.01  Nature of Trust Units.................................................35
12.02  Certificates..........................................................36
12.03  Contents of Certificate...............................................36
12.04  Register of Trust Unitholders.........................................37
12.05  Successors of Trust Unitholders.......................................37

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                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

12.06  Trust Units Held Jointly or in a Fiduciary Capacity...................38
12.07  Performance of Trust..................................................38
12.08  Lost Certificates.....................................................38
12.09  Death of a Trust Unitholder...........................................38
12.10  Unclaimed Interest or Distribution....................................39

                                   ARTICLE 13
                                   TERMINATION

13.01  Termination Date......................................................39
13.02  Termination by Trustee with the Approval of Trust Unitholders.........39
13.03  Procedure Upon Termination............................................39
13.04  Powers of the Trustee upon Termination................................40
13.05  Sale of Investments...................................................40
13.06  Distribution of Proceeds..............................................40
13.07  Further Notice to Trust Unitholders...................................40
13.08  Responsibility of Trustee after Sale and Conversion...................41

                                   ARTICLE 14
                             SUPPLEMENTAL INDENTURES

14.01  Provision for Supplemental Indentures for Certain Purposes............41
14.02  Provision for Amended and Restated Indentures.........................41

                                   ARTICLE 15
                                     GENERAL

15.01  Notices...............................................................41
15.02  Failure to Give Notice................................................42
15.03  Joint Holders.........................................................42
15.04  Service of Notice.....................................................42
15.05  Information Available to Trust Unitholders............................42
15.06  Income Tax: Obligations of the Trustee................................42
15.07  Income Tax: Designations..............................................43
15.08  Income Tax: Deductions................................................43
15.09  Fiscal Year...........................................................43

                                   ARTICLE 16
                                    AUDITORS

16.01  Qualification of Auditors.............................................43
16.02  Appointment of Auditors...............................................43
16.03  Auditors Ceasing to Hold Office.......................................43
16.04  Removal of Auditors...................................................43

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                               TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE

16.05  Filling Vacancy.......................................................44
16.06  Reports of Auditors...................................................44

                                   ARTICLE 17
                                  MISCELLANEOUS

17.01  Successors and Assigns................................................44
17.02  Counterparts..........................................................44
17.03  Severability..........................................................44
17.04  Notices...............................................................44

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THIS AMENDED AND RESTATED TRUST INDENTURE made as of the 21st day of June, 2001 and is amended as of the 25th day of April, 2002.

AMONG:

             ENERPLUS RESOURCES CORPORATION, a body corporate amalgamated under the laws of the Province of Alberta with offices in the City of Calgary, in the Province of Alberta (hereinafter called "ERC")

                                                               OF THE FIRST PART

                              - and -

             CIBC MELLON TRUST COMPANY, a trust company incorporated under the laws of Canada (hereinafter called the "TRUSTEE")

                                                              OF THE SECOND PART

                              - and -

             ENERMARK INC., a body corporate amalgamated under the laws of the Province of Alberta with offices in the City of Calgary, in the Province of Alberta
             (hereinafter called the "CORPORATION")

                                                               OF THE THIRD PART

WITNESSETH THAT:

      WHEREAS by Trust Indenture made as of the 7th day of July, 1986 between ERC and The Royal Trust Company (the "ORIGINAL INDENTURE"), ERC created Enerplus Resources Fund (the "FUND") and provided for the issuance of Trust Units as defined therein;

      AND WHEREAS the Original Indenture was supplemented by a First Amending Indenture made as of the first day of October, 1986, the Second Supplemental Trust Indenture made as of the 29th day of January, 1987, the Third Supplemental Trust Indenture made as of the 27th day of January, 1988, the Fourth Supplemental Trust Indenture made as of the 7th day of October, 1988, the Fifth Supplemental Trust Indenture made as of the 31st day of December, 1989, the Sixth Supplemental Trust Indenture made as of the 14th day of September, 1993, the Seventh Supplemental Trust Indenture made as of the 9th day of June, 1994, the Eighth Supplemental Trust Indenture made as of the 30th day of May, 1996, the Ninth Supplemental Trust Indenture made as of the 11th day of December, 1997, the Tenth Supplemental Indenture
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made as of the 30th day of April, 1998 and the Eleventh Supplemental Trust
Indenture made as of the 23rd day of April, 1999 (the First Amending Indenture and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth and Eleventh Supplemental Trust Indentures are herein collectively referred to as the "PRIOR SUPPLEMENTAL INDENTURES");

      AND WHEREAS on June 8, 2000, the unitholders of the Fund approved certain amendments to the Original Indenture (as supplemented) and the amendment and restatement of the Original Indenture and all amendments and supplements thereto (the "2000 INDENTURE");

      AND WHEREAS on June 21, 2001, the unitholders of the Fund approved certain amendments to the 2000 Indenture and the amendment and restatement of this agreement into an Amended and Restated Trust Indenture (the "INDENTURE");

      AND WHEREAS on April 25, 2002, the unitholders of the Fund approved certain amendments to the Indenture and the parties desire to amend the Indenture to reflect such amendments;

      NOW THEREFORE THIS AMENDED AND RESTATED INDENTURE WITNESSETH that, in consideration of the premises and the mutual and respective covenants and agreements contained herein, each of the Trustee, the Corporation and ERC covenants and agrees with each other to govern their mutual and respective rights, powers and obligations with respect to the settlement and the administration of the Fund as follows:


                                    ARTICLE 1
                                 INTERPRETATION

1.01  DEFINITIONS

      In this Indenture and in the Trust Units, unless the context otherwise requires, the following terms shall have the following meanings:

      (a) "ADVISOR" means the person referred to in Article 9, and initially shall have the meaning attributed thereto in the Management Agreement;

      (b) "AFFILIATE", when used to indicate a relationship with a person or company, means the same as set forth in the SECURITIES ACT (Alberta), and with respect to the Trustee only, "Affiliate" shall be deemed, for the purposes of this Indenture only, to include Canadian Imperial Bank of Commerce, CIBC Mellon Global Securities Services Company and Mellon Bank, N.A. and each of their affiliates within the meaning of the SECURITIES ACT (Alberta);

      (c) "ASSOCIATE", when used to indicate a relationship with a person or company, means the same as is set forth in the SECURITIES ACT (Alberta);

      (d) "AUDITORS" means the firm or firms of chartered accountants appointed as auditors of the Fund in accordance with this Indenture;
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      (e)   "BUSINESS DAY" means a day which is not a Saturday, Sunday or holiday in the City of Calgary, Province of Alberta;

      (f) "CASH DISTRIBUTIONS" has the meaning ascribed thereto in the ERC Royalty Agreement;

      (g) "COUNSEL" means a law firm (who may be counsel to the Fund or the Corporation) acceptable to the Trustee;

      (h) "DISTRIBUTION RECORD DATE" means the dates determined from time to time by the Trustee;

      (i) "ENERMARK ROYALTY" means the royalty payable by the Corporation to the Fund pursuant to the EnerMark Royalty Agreement;

      (j) "ENERMARK ROYALTY AGREEMENT" means the Amended and Restated Royalty Agreement dated June 21, 2001 between the Corporation and the Fund, as may be amended, supplemented or restated from time to time;

      (k) "ERC ROYALTY" means the royalty granted by ERC to the ERC Royalty Unitholders pursuant to the ERC Royalty Agreement;

      (l) "ERC ROYALTY AGREEMENT" means the Amended and Restated Royalty Agreement dated June 21, 2001 among ERC, the Trustee and CIBC Mellon Trust Company, as nominee on behalf of the ERC Royalty Unitholders, pursuant to which, INTER ALIA, the ERC Royalty is granted in respect of a series of ERC Royalty Units, as may be amended, supplemented or restated from time to time;

      (m) "ERC ROYALTY INDENTURE" means the Amended and Restated Royalty Indenture dated June 21, 2001 between ERC, the Trustee and CIBC Mellon Trust Company, as nominee on behalf of the ERC Royalty Unitholders, providing for the creation and issue of the ERC Royalty Units, as may be amended, supplemented or restated from time to time;

      (n) "ERC ROYALTY UNITHOLDERS" means the holders from time to time of one or more ERC Royalty Units;

      (o) "ERC ROYALTY UNITS" means royalty units of ERC issued and certified under the ERC Royalty Indenture and for the time being outstanding and entitled to the benefits thereunder, or, as the context may require, a specific number thereof and includes the Petroleum ERC Royalty Units, Series G;

      (p)   "EXTRAORDINARY RESOLUTION" has the meaning attributed to it in
            Section 11.06;

      (q) "GOVERNANCE AGREEMENT" means the Governance Agreement dated June 21, 2001 among the Fund, the Trustee, the Corporation, ERC and the Advisor, as may be amended, supplemented and restated from time to time;
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                                       4


      (r) "INITIAL CONTRIBUTION" means the amount of ten dollars in lawful money of Canada paid by ERC to the Trustee on the 7th day of July, 1986 for the purpose of settling the Fund;

      (s) "INITIAL UNIT" means the beneficial interest in the Fund acquired by ERC by virtue of making the Initial Contribution;

      (t) "INVESTMENT" means any investment or property acquired by the Fund that is described in section 132(6)(b) of the INCOME TAX ACT (Canada) and includes, without limitation, any investment or property acquired directly or indirectly from the issue of the Trust Units, but shall not include any property or investment which would result in the Fund not being either a "unit trust" or "mutual fund trust" for the purposes of the INCOME TAX ACT or which would cause the Trust Units to be foreign property for the purposes of the INCOME TAX ACT;

      (u) "MANAGEMENT AGREEMENT" means the Management, Advisory and Administration Agreement dated June 21, 2001 among the Fund, the Trustee, the Advisor, ERC and the Corporation, as may be amended, supplemented or restated from time to time, and includes any subsequent agreement whereby an advisor is engaged to provide certain services in connection with the management and administration of the Fund or the Corporation or their assets, or any other entity acquired, directly or indirectly, by the Fund or the Corporation or the assets of such entity;

      (v) "MATERIAL CONTRACTS" means the EnerMark Royalty Agreement, the ERC Royalty Agreement, the ERC Royalty Indenture, the Management Agreement and the Governance Agreement;

      (w) "NOTES" means the unsecured subordinated notes issued by the Corporation to the Fund and any other evidence of indebtedness which may, from time to time, be issued to and held, directly or indirectly, by the Fund;

      (x)   "OFFER" has the meaning attributed to it in subsection 9.01(b);

      (y) "OFFERING" means any issuance, offering or repurchase of Trust Units, or any rights, warrants, options or other securities to purchase, to convert into or to exchange into Trust Units or any other securities of the Fund or its subsidiaries, on a public or private basis in Canada or elsewhere;

      (z) "OFFERING DOCUMENTS" means, in connection with an Offering, any one or more of a prospectus, registration statement, information memorandum, offering memorandum, issuer bid circular or any similar public or private offering document or any understanding, commitment or agreement to issue, offer or repurchase securities of the Fund or any Affiliate thereof;

      (aa) "PERSON" means any individual, company, corporation, partnership, trust, firm, sole proprietorship, association, trustee, executor, administrator, legal
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                                       5


            representative, government agency, regulatory authority or other entity, however designated or constituted;

      (bb) "PRO RATA SHARE" of any particular amount in respect of a Trust Unitholder at any time shall be the product obtained by multiplying the number of Trust Units that are outstanding and are owned by that Trust Unitholder at that time by the amount obtained when the particular amount is divided by the total number of all Trust Units that are issued and outstanding at that time;

      (cc) "PROPERTIES" has the meaning ascribed thereto in the ERC Royalty Agreement;

      (dd) "SHARES" means the issued and outstanding shares of the Corporation held by the Fund, and any shares or other securities of any other entity which may from time to time be held, directly or indirectly, by the Fund;

      (ee) "SUBSIDIARY" has the meaning ascribed thereto in the SECURITIES ACT (Alberta);

      (ff) "THIS TRUST INDENTURE", "THIS INDENTURE", "HERETO", "HEREIN", "HEREOF", "HEREBY", "HEREUNDER" and similar expressions refer to this instrument and not to any particular Article, section or portion hereof, and include any and every instrument supplemented or ancillary hereto or in implement hereof;

      (gg) "TRANSFER AGENTS" means CIBC Mellon Trust Company, together with Chase Mellon Shareholder Services, LLC as co-transfer agent, or such other company as may from time to time be appointed by the Trustee to hold such offices, together, in either such case, with any sub-transfer agent duly appointed by the Transfer Agents;

      (hh) "TRUST" or "FUND" means Enerplus Resources Fund and refers to the trust relationship between the Trustee and the Trust Unitholders with respect to the Trust Fund, upon the terms and conditions set out herein from time to time, and if the context requires may also refer to the Trust Fund;

      (ii) "TRUST FUND", at any time, shall mean such of the following monies, properties and assets that are at such time held by the Fund or by the Trustee on behalf of the Fund for the purposes of the Fund under this Trust Indenture, including, without limitation:

            (i) all ERC Royalty Units from time to time delivered to the Trustee or held for its account and accepted by the Trustee in accordance with this Trust Indenture for the purposes of the Fund;

            (ii) all income, interest, profit, gains, accretions, additional assets, and rights and benefits of any kind or nature whatsoever arising directly or indirectly from or in connection with or accruing to such foregoing property or such proceeds of disposition;
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                                       6


            (iii) all Shares and Notes, and any securities issued upon maturity of any Notes;

            (iv)  any Investment acquired by the Fund;

            (v) any proceeds of disposition of any of the foregoing property including, without limitation, the Shares and Notes; and

            (vi)  the Initial Contribution;

      (jj) "TRUST UNIT CERTIFICATE" means the definitive certificate evidencing the Trust Units;

      (kk) "TRUST UNITHOLDERS" means the holders from time to time of one or more Trust Units;

      (ll) "TRUST UNITS" means the trust units of the Fund created, issued and certified hereunder and for the time being outstanding and entitled to the benefits hereof, or, as the context may require, a specific number thereof;

      (mm) "TRUSTEE" means the current Trustee as well as any predecessor trustee of the Fund and any successor trustee appointed in accordance with Article 7, unless the context otherwise requires; and

      (nn)  "YEAR" means a calendar year.

1.02  REFERENCES TO ACTS PERFORMED BY THE FUND

      For greater certainty:

      (a) where any reference is made in this Indenture to an act to be performed by the Fund, such reference shall be construed and applied for all purposes as if it referred to an act to be performed by the Trustee on behalf of the Fund; and

      (b) where any reference is made in this Indenture to an act to be performed by the Corporation, such reference shall be construed and applied for all purposes as if it referred to an act to be performed by the directors of the Corporation, or any person duly authorized to take such action by the directors of the Corporation, on behalf of the Corporation.

1.03  INCOME TAX ACT

      In this Indenture, any reference to the INCOME TAX ACT shall refer to the INCOME TAX ACT (Canada), R.S.C. 1985, c.1 (5th Supp.), as amended, including the Income Tax Regulations and the Income Tax Application Rules as amended from time to time applicable with respect thereto. Any reference herein to a particular provision of the INCOME TAX ACT shall include a reference to that provision as it may be renumbered or amended from time to time. Where there are proposals for amendments to the INCOME TAX ACT which have not been enacted into law or
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                                       7


proclaimed into force on or before the date on which such proposals are to become effective, the Trustee may take such proposals into consideration and apply the provisions hereof as if such proposals had been enacted into law and proclaimed into force.

1.04  GENDER

      In this Indenture, unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular number only shall include the plural, and vice-versa, and words importing the masculine gender shall include the feminine and neuter genders and words importing persons shall include an individual, partnership, association, body corporate, trustee, executor, administrator or legal representative.

1.05  HEADINGS FOR REFERENCE ONLY

      The division of this Indenture into Articles and Sections, the provision of a Table of Contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.06  DAY NOT A BUSINESS DAY

      In the event that any day on or before which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.07  TIME OF THE ESSENCE

      Time shall be of the essence in this Indenture.

1.08  GOVERNING LAW

      This Indenture and the Trust Unit Certificates shall be construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as Alberta contracts. The parties hereto do hereby irrevocably submit and attorn to the non-exclusive jurisdiction of the Courts of the Province of Alberta.


                                    ARTICLE 2
                              DECLARATION OF TRUST

2.01  TRUST AGREEMENT

      The Trustee hereby declares that it agrees to, and agrees with ERC that it will, hold the Trust Fund in trust for the use and benefit of the Trust Unitholders, their successors, permitted assigns and personal representatives upon the trusts and subject to the terms and conditions hereinafter declared and set forth.
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                                       8


2.02  INITIAL CONTRIBUTION

      ERC has paid the Initial Contribution to the Trustee for the purpose of settling the Fund. On August 6, 1986, the Fund purchased the Initial Unit from ERC, and ERC sold the Initial Unit to the Fund, for a purchase price of ten dollars in lawful money of Canada and, upon the completion of such purchase and sale, the Initial Unit was cancelled and was no longer outstanding for any purpose of this Indenture.

2.03  NAME OF FUND

      The Fund shall be known and designated as "Enerplus Resources Fund" and, whenever lawful and convenient, the property of the Fund shall be held and the affairs of the Fund shall be conducted and transacted under that name.

2.04  USE OF NAME

      If the Trustee determines that the use of the name "Enerplus Resources Fund" is not practicable, legal or convenient, it may use such other designation or it may adopt such other name for the Fund as it deems appropriate and the Fund may hold property and conduct its activities under such other designation or name.

2.05  HEAD OFFICE

      The head office of the Fund hereby created shall be located at Suite 1900, 700 - 9th Avenue S.W., Calgary, Alberta, T2P 3V4 or at such other place or places as the Trustee may from time to time designate.

2.06  NATURE OF THE FUND

      The Fund is an unincorporated investment trust, established for the purposes specified in Section 4.01 hereof. The Fund is not and is not intended to be, shall not be deemed to be and shall not be treated as a general partnership, limited partnership, syndicate, association, joint venture, company, corporation or joint stock company, nor shall the Trustee or the Trust Unitholders or any of them or any person be, or be deemed to be, treated in any way whatsoever liable or responsible hereunder as partners, or joint venturers. The Trustee shall not be, or be deemed to be, an agent of the Trust Unitholders. The relationship of the Trust Unitholders to the Trustee shall be solely that of beneficiaries of the Fund and their rights shall be limited to those conferred upon them by this Trust Indenture.

2.07  LEGAL OWNERSHIP OF ASSETS OF THE FUND

      The legal ownership of the assets of the Fund and the right to conduct the business of the Fund are vested exclusively in the Trustee, and the Trust Unitholders shall have no interest therein other than the beneficial interest in the Trust Fund conferred by their Trust Units issued hereunder and they shall have no right to compel any partition, division, dividend or distribution of the Trust Fund or any of the assets of the Fund. The Trust Units shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this
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                                       9


Trust Indenture. No Trust Unitholder has or is deemed to have any right of ownership in any of the assets of the Fund.

2.08  LIABILITY OF UNITHOLDER

      No Trust Unitholder shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund or the obligations or the affairs of the Fund and all such persons shall look solely to the Fund property for satisfaction of claims of any nature arising out of or in connection therewith and the Fund property only shall be subject to levy or execution.


                                    ARTICLE 3
                              ISSUE OF TRUST UNITS

3.01  TRUST UNITS

      The beneficial interests in the trust shall be divided into interests of one class, described and designated as "Trust Units", which shall be entitled to the rights and subject to the limitations, restrictions and conditions set out herein and which may be represented by instalment receipts.

3.02  LIMIT OF ISSUE

      The aggregate number of Trust Units which may be authorized and issued hereunder is unlimited.

3.03  TERMS OF TRUST UNITS

      (a) The directors of the Corporation may from time to time authorize the issue of Trust Units on such terms and conditions, at such times and to such persons and for such consideration as such directors may determine. Whenever any additional Trust Units shall have been authorized as aforesaid, the same may be from time to time executed by the Corporation and delivered to the Trustee, and shall be certified by or on behalf of the Trustee and delivered by it to, or to the order of, the Corporation upon receipt and deposit with the Trustee of an order of the Corporation for the certification and delivery of such Trust Units.

      (b) No issued Trust Units shall be subdivided or consolidated except with the approval by Extraordinary Resolution by Trust Unitholders.

3.04  RANKING OF TRUST UNITS

      Each Trust Unit represents an equal fractional undivided beneficial interest in the Trust Fund. All Trust Units outstanding from time to time shall be entitled to a pro rata share in any distributions by the Fund and, in the event of termination of the Fund. All Trust Units shall rank among themselves equally and rateably without discrimination, preference or priority whatever may be the actual date or terms of issue of the same respectively.
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                                       10


3.05  TRUST UNITS NON-ASSESSABLE

      No Trust Units shall be issued other than as fully paid and non-assessable provided, however, that Trust Units may be issued and sold on an instalment basis, and in such case the Fund may take a security interest in any Trust Units so issued as security for unpaid instalments. No person shall be entitled, as a matter of right, to subscribe for or purchase any Trust Unit. There are no pre-emptive rights attaching to the Trust Units.

3.06  FRACTIONAL TRUST UNITS

      Fractions of Trust Units may be issued, provided that no Trust Unit Certificate evidencing any fraction of a Trust Unit will be issued. A Trust Unitholder shall be entitled to receive all distributions and payments provided for hereunder in respect of any fraction of a Trust Unit held, but shall not be entitled to exercise voting rights in respect of any such fraction of a Trust Unit.

3.07  TRANSFERABILITY OF TRUST UNITS

      The Trust Units are fully transferable, subject to applicable securities laws.

3.08  ISSUANCE OF OTHER SECURITIES

      (a) The directors of the Corporation may from time to time authorize the creation and issuance of rights, warrants or options to subscribe for Trust Units or other securities convertible or exchangeable into Trust Units of the Fund, which rights, warrants, options or other securities may be created and issued from time to time on such terms and conditions, exercisable at such subscription price or prices and at such time or times as the directors of the Corporation may determine. Any rights, warrants, options or securities so created may be issued for no consideration or for such consideration as the directors of the Corporation may determine. A right, warrant, option or security shall not be a Trust Unit and a holder thereof shall not be a Trust Unitholder.

      (b) The directors of the Corporation may authorize the creation and issuance of debentures, notes and other evidences of indebtedness of the Fund which debentures, notes or other evidences of indebtedness may be created and issued from time to time on such terms and conditions, to such persons and for such consideration as the directors of the Corporation may determine.


                                    ARTICLE 4
                            INVESTMENTS OF TRUST FUND

4.01  PURPOSE OF THE FUND

      The Fund is a limited purpose Fund and is restricted to:

      (a)   investing in Investments;

      (b) disposing of any part of the Trust Fund, including, without limitation, any Investment; and

      (c) temporarily holding cash and investments for the purposes of paying the expenses and the liabilities of the Fund, making subsequent investments as contemplated by Section 4.02 hereof, making other investments as contemplated by Section 4.02 hereof, paying amounts payable by the Fund in connection with the redemption of any Trust Units or any repurchase of Trust Units contemplated by Section 6.08, and making distributions to Trust Unitholders.

4.02  OTHER INVESTMENTS

      To the extent that any monies or other property received by the Fund or the Trustee are not to be immediately used by the Trustee for the purposes of the Fund as set forth herein, the Trustee is hereby authorized to retain any cash balance in the Fund in its deposit department or in the deposit department of an Affiliate of the Trustee without it or its Affiliates being liable to account for any profit to the Fund, the Corporation or any other person other than at a rate established from time to time by the Trustee or such Affiliate; or to invest such cash balances in short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or a Province thereof or a Canadian chartered bank or trust company (which may include the Trustee or an Affiliate of the Trustee), provided that each such obligation is rated at least R1 (middle) by the Dominion Bond Rating Services Limited or an equivalent rating from CBRS Inc., the same to be subject to withdrawal on such terms and in such manner and by such person or persons (including any one or more officers, agents or representatives) as the Trustee may determine; provided that under no circumstances shall the Trustee purchase or authorize the purchase of any investment which would result in the Fund not being considered either a "unit trust" or a "mutual fund trust" for purposes of the INCOME TAX ACT at the time such investment was acquired or which would cause the Trust Units to be foreign property for the purposes of the INCOME TAX ACT.


                                    ARTICLE 5
                                  DISTRIBUTIONS

5.01  DETERMINATION OF NET INCOME OF THE FUND

      In this Article 5, the "NET INCOME OF THE FUND" for the period ending on a Distribution Record Date shall be the amount calculated, for the period commencing immediately following the preceding Distribution Record Date and ending on such Distribution Record Date, on the following basis:

      (a) amounts in respect of royalties (including, without limitation, the EnerMark Royalty and all Cash Distributions received by the Trustee from ERC in respect of ERC Royalty Units held by the Trustee on behalf of the Fund) shall be included in Net Income of the Fund when received;

      (b) interest income shall be included in Net Income of the Fund on an accrual basis and shall accrue from day to day;
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                                       12


      (c) dividends on any securities held by the Fund shall be included in Net Income of the Fund when received;

      (d) such other amounts as may be determined from time to time by the directors of the Corporation in their sole discretion to be included in the Net Income of the Fund; and

      (e) all expenses and liabilities of the Fund which are due or accrued and which are chargeable to income shall be deducted in computing Net Income of the Fund.

      Items of income or expense not provided for above or in Section 5.03 shall be included in such calculation on such basis as may be considered appropriate by the Trustee.

5.02  NET INCOME OF THE FUND TO BECOME PAYABLE

      The Trustee may, on or before any Distribution Record Date, declare payable to the Trust Unitholders on that Distribution Record Date all or any part of the Net Income of the Fund for the period ending on that Distribution Record Date determined in accordance with Section 5.01, and the proportionate share of each Trust Unit in the amount so payable shall be determined by dividing such amount by the number of Trust Units in the Fund as of that Distribution Record Date. Each Trust Unitholder's share thereof shall be equal to the proportionate share per Trust Unit multiplied by the number of Trust Units owned of record by the Trust Unitholder on that Distribution Record Date and, subject to Section 5.07, shall be payable to each such Trust Unitholder on that Distribution Record Date. Notwithstanding the foregoing, the amount of any Net Income of the Fund that is determined by the Trustee to be required to be retained by the Fund in order to pay any liability of the Fund which has not been previously deducted in determining the Net Income of the Fund shall not be payable by the Fund to Trust Unitholders.

5.03  NET REALIZED CAPITAL GAINS TO BECOME PAYABLE

      The Trustee may, on or before any Distribution Record Date, declare payable to the Trust Unitholders on that Distribution Record Date all or part of the net realized capital gains of the Fund to the extent not previously declared payable, and the proportionate share of each Trust Unit in the amount so payable shall be determined by dividing such amount by the number of Trust Units in the Fund on that Distribution Record Date. Each Trust Unitholder's share thereof shall be equal to the proportionate share per Trust Unit multiplied by the number of Trust Units owned of record by the Trust Unitholder on that Distribution Record Date and, subject to Section 5.07, shall be payable to each such Trust Unitholder on that Distribution Record Date. For the purposes of this
Article 5, "NET REALIZED CAPITAL GAINS" of the Fund means the total of all capital gains realized by the Fund less the total of all capital losses realized by the Fund.

5.04 NET INCOME AND NET REALIZED CAPITAL GAINS FOR INCOME TAX PURPOSES TO BECOME PAYABLE

      On December 31 of each fiscal year, an amount equal to the net income of the Fund for such fiscal year (excluding net realized capital gains) determined in accordance with the INCOME TAX ACT, other than paragraph 82(1)(b) thereof, to the extent not previously payable pursuant to

Section 5.02 on any Distribution Record Date in the fiscal year (including December 31 of that fiscal year) to any Trust Unitholder, shall be payable to Trust Unitholders immediately prior to the end of that fiscal year, and the proportionate share of each Trust Unit in the amount so payable shall be determined by dividing such amount by the number of Trust Units in the Fund as of the end of that year. Each Trust Unitholder's share thereof shall be equal to the proportionate share per Trust Unit multiplied by the number of Trust Units owned of record by the Trust Unitholder at the end of that year. Notwithstanding the foregoing, the amount of any Net Income of the Fund so determined for a fiscal year that is determined by the Trustee to be required to be retained by the Fund in order to pay any liability or obligation of the Fund which has not been previously deducted in determining the Net Income of the Fund in respect of that or any prior fiscal year shall not be payable by the Fund to Trust Unitholders.

      On December 31 of each fiscal year, an amount equal to the net realized capital gains of the Fund, to the extent not previously payable pursuant to
Section 5.03 on any Distribution Record Date or pursuant to this paragraph on any prior December 31, shall be payable to Trust Unitholders immediately prior to the end of that fiscal year, and the proportionate share of each Trust Unit in the amount so payable shall be determined by dividing such amount by the number of Trust Units in the Fund as of the end of that year. Each Trust Unitholder's share thereof shall be equal to the proportionate share per Trust Unit multiplied by the number of Trust Units owned of record by the Trust Unitholder at the end of that year.

5.05  OTHER AMOUNTS

      Any amounts not otherwise payable to Trust Unitholders prior to the end of a particular fiscal year of the Fund pursuant to the provisions of Article 5 may be declared by the Trustee to be payable to Trust Unitholders in the same manner as provided for in Section 5.02

5.06  ENFORCEMENT

      Each Trust Unitholder shall have the right to enforce payment of any amount payable to the Trust Unitholder under this Article 5 at the time the amount became payable unless a Payment Date is specified under Section 5.07 in respect of such amount payable, in which case the right to enforce payment shall arise at the later of the time the amount became payable and the applicable Payment Date specified under Section 5.07.

5.07  PAYMENT OF AMOUNTS PAYABLE

      Amounts payable to Trust Unitholders pursuant to Sections 5.02, 5.03, 5.04 and 5.05 may be paid by the Fund on any date (the "PAYMENT DATE") specified by the Trustee which is the day that is the applicable Distribution Record Date, or a day within 30 days after and in the same calendar year as the applicable Distribution Record Date. Subject to Section 5.08, distributions shall be paid in cash.

5.08  DISTRIBUTION OF ADDITIONAL TRUST UNITS

      Where after the last Distribution Record Date and on or before the next Distribution Record Date an amount or amounts of cash has or have been or is or are being paid under

Section 6.03 in respect of Trust Units tendered for redemption, the distribution payable to Trust Unitholders on such next Distribution Record Date shall include a distribution of additional Trust Units having a value equal to the aggregate of such amounts, in which case the amount of cash to be distributed on the distribution shall be reduced by the aggregate of such amounts. In addition, if on any Distribution Record Date the Fund does not have cash in an amount sufficient to pay the full distribution to be made on such Distribution Record Date in cash, the distribution payable to Trust Unitholders on such Distribution Record Date may, at the option of the Trustee, include a distribution of additional Trust Units having a value equal to the cash shortfall, in which case the amount of cash to be distributed on the distribution shall be reduced by the amount of such cash shortfall. For the purposes of this Section 5.08, the value of additional Trust Units to be issued shall be determined using the closing trading price (or if there was no trade, the average of the last bid and the last ask prices) of the Trust Units on the Distribution Record Date (or, if the Distribution Record Date is not a Business Day, on the last Business Day preceding the Distribution Record Date) on the principal stock exchange where the Trust Units are listed or, if not so listed, such other value as the Trustee shall determine.


                                    ARTICLE 6
                            REDEMPTION OF TRUST UNITS

6.01  RIGHT OF REDEMPTION

      Each Trust Unitholder shall be entitled to require the Fund to redeem at any time or from time to time at the demand of the Trust Unitholder all or any part of the Trust Units registered in the name of the Trust Unitholder at the prices determined and payable in accordance with the conditions hereinafter provided in this Article 6.

6.02  EXERCISE OF REDEMPTION RIGHT

      To exercise a Trust Unitholder's right to require redemption under this
Article 6, a duly completed and properly executed notice requiring the Fund to redeem Trust Units in a form approved by the Trustee, shall be sent to the Fund at the head office of the Fund, together with the Trust Unit Certificate or Trust Unit Certificates representing the Trust Units to be redeemed. No form or manner of completion or execution shall be sufficient unless the same is in all respects satisfactory to the Trustee and is accompanied by any further evidence that the Trustee may reasonably require with respect to the identity, capacity or authority of the person giving such notice.

      Upon receipt by the Fund of the notice to redeem Trust Units, the Trust Unitholder shall thereafter cease to have any rights with respect to the Trust Units tendered for redemption (other than to receive the redemption payment therefor) including the right to receive any distributions thereon. Trust Units shall be considered to be tendered for redemption on the date that the Fund has, to the satisfaction of the Trustee, received the notice, Trust Unit Certificates and other required documents or evidence as aforesaid.

6.03  CALCULATION OF REDEMPTION PRICE BASED ON MARKET PRICE

      Subject to Section 6.06, upon receipt by the Fund of the notice to redeem Trust Units in accordance with Section 6.02, the holder of the Trust Units tendered for redemption shall be entitled to receive a price per Trust Unit (hereinafter called the "MARKET REDEMPTION PRICE") equal to the lesser of:

      (a) 85% of the market price of the Trust Units on the principal market on which the Trust Units are quoted for trading during the 10 day trading period commencing immediately after the date on which the Trust Units were tendered to the Fund for redemption; and

      (b) the closing market price on the principal market on which the Trust Units are quoted for trading, on the date that the Trust Units were so tendered for redemption.

      For the purposes of subsection 6.03(a), the market price shall be an amount equal to the simple average of the closing price of the Trust Units for each of the trading days on which there was a closing price; provided that if the applicable exchange or market does not provide a closing price but only provides the highest and lowest prices of the Trust Units traded on a particular day, the market shall be an amount equal to the simple average of the average of the highest and lowest prices for each of the trading days on which there was a trade; and provided further that if there was trading on the applicable exchange or market for fewer than five of the 10 trading days, the market price shall be the simple average of the following prices established for each of the 10 trading days: the average of the last bid and last ask prices for each day on which there was no trading; the closing price of the Trust Units for each day that there was trading if the exchange or market provides a closing price; and the average of the highest and lowest prices of the Trust Units for each day that there was trading, if the market provides only the highest and lowest prices of Trust Units traded on a particular day. For the purposes of subsection 6.03(b), the closing market price shall be: (i) an amount equal to the closing price of the Trust Units if there was a trade on the date; (ii) an amount equal to the average of the highest and lowest prices of Trust Units if there was trading and the exchange or other market provides only the highest and lowest prices of Trust Units traded on a particular day; or (iii) and the average of the last bid and last ask prices if there was no trading on the date.

6.04  CASH PAYMENT OF MARKET REDEMPTION PRICE

      Subject to Section 6.05, the Market Redemption Price, payable in respect of the Trust Units tendered for redemption during any calendar month shall be paid by cheque, drawn on a Canadian chartered bank or a trust company in lawful money of Canada, payable at par to or to the order of the Trust Unitholder who exercised the right of redemption on the last day of the calendar month following the month in which the Trust Units were tendered for redemption. Payments made by the Fund of the Market Redemption Price are conclusively deemed to have been made upon the mailing of a cheque in a postage pre-paid envelope addressed to the former Trust Unitholder unless such cheque is dishonoured upon presentment. Upon such payment, the Fund shall be discharged from all liability to the former Trust Unitholder in respect of the Trust Units so redeemed.

6.05  LIMITATION REGARDING CASH PAYMENT OF MARKET REDEMPTION PRICE

      Section 6.04 shall not be applicable to Trust Units tendered for redemption by a Trust Unitholder if the total amount payable by the Fund pursuant to Section 6.04 in respect of such Trust Units and all other Trust Units tendered for redemption in the same calendar month and in any preceding calendar month during the same year exceeds $500,000; provided that the Trustee may, in its sole discretion, waive such limitation in respect of any calendar month, and failing any such waiver, Trust Units tendered for redemption in any such calendar month will be redeemed for cash on a basis which is pro rata to the number of Trust Units tendered by any Trust Unitholder. If this limitation is not so waived for such calendar month, the Market Redemption Price payable in respect of the Trust Units tendered for redemption in such calendar month shall be paid on the last day of the calendar month following such month by:

      (a) the Fund distributing Investments having an aggregate fair market value equal to the aggregate Market Redemption Price, or

      (b) the Fund issuing its own Fund promissory notes, (herein referred to as "REDEMPTION NOTES"); or

      (c)   any combination thereof in the discretion of the Fund.

      Upon such distribution of Investments or issuance of Redemption Notes, the Fund shall be discharged from all liability to the former Trust Unitholder in respect of the Trust Units so redeemed. For greater certainty, the Fund shall be entitled to all interest accrued and unpaid on the Investments so distributed, where applicable, to and including the date upon which such Investments are required to be distributed.

6.06  CALCULATION OF REDEMPTION PRICE IN CERTAIN OTHER CIRCUMSTANCES

      Section 6.03 shall not be applicable to Trust Units tendered for redemption by a Trust Unitholder, if:

      (a) at the time the Trust Units are tendered for redemption, the outstanding Trust Units of the Fund are not listed for trading on The Toronto Stock Exchange and are not traded or quoted on any other stock exchange or market which the Trustee considers, in its sole discretion, to provide representative fair market value prices for the Trust Units; and

      (b) the normal trading of the outstanding Trust Units of the Fund is suspended or halted on any stock exchange on which the Trust Units are listed for trading or, if not so listed, on any market on which the Trust Units are quoted for trading, on the date that such Trust Units tendered for redemption were tendered to the Fund for redemption or for more than five trading days during the 10 day trading period commencing immediately after the date on which such Trust Units tendered for redemption were tendered to the Fund for redemption, and in either such case, such Trust Unitholder shall, instead of the Market Redemption Price, be entitled to receive a price per Trust Unit (herein referred to as the

      "APPRAISED REDEMPTION PRICE") equal to 85% of the fair market value thereof as determined by the Trustee as at the date upon such Trust Units were tendered for redemption. The Appraised Redemption Price payable in respect of Trust Units tendered for redemption in any calendar month shall be paid on the last day of the third calendar month following the month in which such Trust Units were tendered for redemption, by at the option of the Fund:

            (i) cash payment, in which case the provisions of Section 6.04 shall apply MUTATIS MUTANDIS; or

            (ii) in the manner provided for in Section 6.05, in which case the provisions of Section 6.05 shall apply MUTATIS MUTANDIS.

6.07  CANCELLATION OF CERTIFICATES FOR ALL REDEEMED TRUST UNITS

      All certificates representing Trust Units which are redeemed under this
Article 6 shall be cancelled and such Trust Units shall no longer be outstanding and shall not be reissued.

6.08  PURCHASE FOR CANCELLATION

      The Fund may from time to time purchase for cancellation some or all of the Trust Units in the market or upon any recognized stock exchange on which such Trust Units are traded or pursuant to tenders received by the Fund upon request for tenders addressed to all holders of record of Trust Units, at the lowest price at which in the opinion of the Trustee such Trust Units are obtainable, plus reasonable costs of purchase, provided the Fund has sufficient funds to satisfy its obligations under Article 5 and Article 6 hereof after making such purchase.


                                    ARTICLE 7
               APPOINTMENT, RESIGNATION AND REMOVAL OF TRUSTEE

7.01  TRUSTEE'S TERM OF OFFICE

      Subject to Sections 7.02 and 7.03, CIBC Mellon Trust Company is hereby appointed for an initial term of office which shall expire immediately after the adjournment of the second annual meeting of Trust Unitholders. At such meeting, the Trustee shall either be reappointed for a further term of two years, or such meeting shall resolve that a successor to the Trustee shall be appointed for a term of two years. Thereafter, a decision to reappoint, or to appoint a successor to, a Trustee shall be made at each second annual meeting of Trust Unitholders following any reappointment or appointment of a Trustee, with such appointment being effective immediately after the adjournment of the meeting at which such appointment or reappointment is made. Any such reappointment or appointment shall be made either by a resolution approved by a majority of the votes cast at such meeting of Trust Unitholders or shall be made in the manner set out in Sections 7.04 and 7.05. Notwithstanding the foregoing, if a Trustee is not reappointed at the meeting of Trust Unitholders held immediately before the term of office of such Trustee expires and if no successor to such Trustee is appointed at that meeting, such Trustee shall continue to hold the office of Trustee under this Indenture until a successor has been appointed under Section
7.04 or 7.05.

7.02  RESIGNATION OF TRUSTEE

      The Trustee may resign from the office of Trustee hereunder on giving not less than 60 days' notice in writing delivered to the Corporation but no such resignation shall be effective until the appointment of, and acceptance of such appointment by, a new Trustee in the place of the resigning Trustee.

7.03  REMOVAL OF TRUSTEE

      The Trustee shall be removed by notice in writing delivered by the Corporation to the Trustee in the event that, at any time, the Trustee shall no longer satisfy all of the requirements in Section 7.06 or shall be declared bankrupt or insolvent or shall enter into liquidation, whether compulsory or voluntary, and not being merely a voluntary liquidation for the purposes of amalgamation or reconstruction, or if the assets of the Trustee shall otherwise become liable to seizure or confiscation by any public or governmental authority or if the Trustee shall otherwise become incapable of performing its responsibilities under this Indenture. The Trustee may be removed at any time for any other reason if such removal of the Trustee is approved by an Extraordinary Resolution of Trust Unitholders at a meeting duly called for that purpose. No decision to remove a Trustee under this Section 7.03 shall become effective until the appointment of, and acceptance of such appointment by, a new Trustee under Section 7.04 in the place of the Trustee to be removed.

7.04  APPOINTMENT OF SUCCESSOR TO TRUSTEE

      (a) The Corporation may appoint a successor to any Trustee who has been removed by the Corporation under Section 7.03. In the event of any removal of or resignation of a Trustee, the Corporation shall promptly appoint a successor or promptly recommend a successor for appointment by Trust Unitholders.

      (b) A successor to a Trustee whose term of office has expired and who has not been reappointed under Section 7.01, who has resigned under
            Section 7.02 or who has been removed at a meeting of Trust Unitholders under Section 7.03 may be appointed by a resolution passed by a majority of the votes cast at a meeting of Trust Unitholders duly called for that purpose.

      (c) When a successor to a Trustee has been appointed under Section 7.04(a) or under Section 7.04(b) in consequence of the resignation or the removal of the Trustee, the successor to such Trustee shall hold office only for the balance of the term of office of such Trustee.

7.05  FAILURE TO APPOINT SUCCESSOR

      In the event that no successor to a Trustee whose term of office has expired, who has delivered a notice of resignation in accordance with Section 7.02, or who has received notice of removal in accordance with Section 7.03, has accepted an appointment under Section 7.01 or 7.04 within 60 days after the expiration of such term or the delivery of such notice, the Trustee or the Corporation may apply to a court of competent jurisdiction for the appointment of a successor to the Trustee to hold office for the term referred to in Section 7.01 or 7.04, as the case may be. The appointment of such successor by such court shall not require the approval of Trust Unitholders.

7.06  QUALIFICATIONS OF TRUSTEE

      The Trustee and any successor to the Trustee appointed under this Article 7 shall be a corporation incorporated under the laws of Canada or of a province thereof. Such corporation must at all times when it is the Trustee be registered under the laws of the Province of Alberta to carry on the business of a trust company, must not be an Affiliate of the Corporation and must have undertaken in writing to discharge all of the obligations and responsibilities of the Trustee under this Indenture.


                                    ARTICLE 8
                             CONCERNING THE TRUSTEE

8.01  POWERS OF THE TRUSTEE

      Subject to the terms and conditions of this Indenture or other contracts or obligations of the Trustee or the Fund, the Trustee may exercise from time to time in respect of the Trust Fund any and all rights, powers and privileges that could be exercised by a beneficial owner thereof, except as specifically designated elsewhere in this Indenture.

8.02  SPECIFIC POWERS AND AUTHORITIES

      Subject only to the express limitations contained in this Indenture and in addition to any powers and authorities conferred by this Indenture or which the Trustee may have by virtue of any present or future statute or rule of law, the Trustee without any action or consent by the Trust Unitholders shall have and may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by it in its sole judgment and discretion and in such manner and upon such terms and conditions as it may from time to time deem proper:

      (a) to review and accept subscriptions for Trust Units received by the Fund and to issue Trust Units pursuant thereto;

      (b)   to subscribe for ERC Royalty Units;

      (c)   to maintain records and provide timely reports to Trust Unitholders;

      (d)   to effect payment of distributions to Trust Unitholders;

      (e) to act as agent for the reinvestment of Cash Distributions distributed by the Trustee pursuant to Section 5.01 and as agent for all voluntary cash contributions for the purchase of additional Trust Units and ERC Royalty Units in accordance with the terms and conditions of any distribution reinvestment and unit subscription plan of the Fund and ERC;

      (f) to deposit funds of the Fund in interest-bearing accounts in banks, trust companies and other depositories, including the Trustee or any Affiliate thereof, the same to be subject to withdrawal on such terms and in such manner and by such person or persons (including any one or more officers, agents or representatives) as the Trustee may determine;

      (g) to possess and exercise all the rights, powers and privileges appertaining to the ownership of all or any mortgages, or securities, issued or created by, or interest in, any person, forming part of the assets of the Fund, to the same extent that an individual might, unless otherwise limited herein, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action and may include the exercise of discretionary power;

      (h) to borrow, incur indebtedness, give any guarantee or enter into any subordination agreement on behalf of the Fund or any other person, or to charge, pledge, hypothecate or grant any security interest, mortgage or encumbrance over or with respect to all or any of the Trust Fund or to subordinate the interests of the Fund in the Trust Fund to any other person;

      (i) where reasonably required, to engage or employ any persons as agents, representatives, employees or independent contractors (including, without limitation, investment advisers, registrars, underwriters, accountants, lawyers, appraisers, brokers or otherwise) in one or more capacities;

      (j) except as prohibited by applicable law or in this Indenture, to delegate any of the powers and duties of the Trustee to any one or more agents, representatives, officers, employees, independent contractors or other persons, including, without limitation, to the Corporation and the Advisor as provided in this Indenture and in the Management Agreement, without liability to the Trustee and without regard as to whether such authority is normally granted or delegated by trustees;

      (k) to collect, sue for and receive all sums of money coming due to the Fund, and to engage in, intervene in, prosecute, join, defend, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, demands or other litigation relating to the Trust, the assets of the Fund or the Fund's affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding the arbitration, adjudication or settlement thereof;

      (l) to arrange for insurance contracts and policies insuring the assets of the Fund against any and all risks and insuring the Fund and/or any or all of the Trustee or the Trust Unitholders against any and all claims and liabilities of any nature asserted by any person arising by reason of any action alleged to have been taken or omitted by the Fund or by the Trustee or Trust Unitholders;

      (m) to cause legal title to any of the assets of the Fund to be held by and/or in the name of the Trustee, or except as prohibited by law, by and/or in the name of the Fund or any other person, on such terms, in such manner, with, such powers in such person as the Trustee may determine and with or without disclosure that the Fund or Trustee is interested therein, provided however that should legal title to any of the assets of the Fund be held by and/or in the name of any person or persons other than the Trustee, the Trustee shall require such person or persons to execute a trust agreement acknowledging that legal title to such assets is held in trust for the benefit of the Fund;

      (n) to use its best efforts to ensure that the Fund complies at all times with the requirements of subsections 108(2) and 132(6) of the INCOME TAX ACT;

      (o) to make, execute, acknowledge and deliver, from time to time, as Trustee on behalf of the Fund, any and all agreements, deeds, contracts, waivers, releases or other documents or instruments in writing (including, without limitation, the Material Contracts) necessary or proper for the accomplishment of any of the powers herein granted, and any of such documents in writing so signed shall be binding upon the Fund without further authorization or formality;

      (p) to supervise the activities and manage the investments and affairs of the Fund;

      (q)   to invest funds of the Fund as set forth in Article 4;

      (r) to form, acquire, invest in, make loans to or enter into royalty or other agreements with any subsidiary (either direct or indirect) of the Fund;

      (s) to renew or extend or participate in the renewal or extension of any security of the Corporation, ERC or any other entity acquired directly or indirectly by the Fund, or any royalty acquired from the Corporation, ERC or any other entity acquired, directly or indirectly, by the Fund, upon such terms as may be deemed advisable, and to agree to any other modification or change in the terms of any such security or royalty, in any manner and to any extent that it may be deemed advisable; to waive any default whether in performance of any covenant or condition of any such security or royalty, or to enforce the rights in respect of any such default in such manner and to such extent that it may be deemed advisable; and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies with respect to any such security or royalty;

      (t) to pay out of the Trust Fund all reasonable fees, costs and expenses incurred in the administration of the Fund; and

      (u) to do all such other acts and things as are incidental to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Fund, to promote any of the purposes for which the Fund is formed and to carry out the provisions of this Indenture.

8.03  VOTING OF INVESTMENTS AND ERC ROYALTY UNITS HELD BY THE FUND

      (a) Except as provided for in this Indenture, Investments held from time by the Trustee as part of the Trust Fund which carry voting rights (including, without limitation, the Shares and the Notes) may be voted by the person and in the manner directed by the Trustee.

      (b) All ERC Royalty Units of any series held from time to time by the Trustee as part of the property of the Fund shall not be voted by the Trustee but shall be voted by Trust Unitholders at any and all meetings of ERC Royalty Unitholders of that series on the basis of one ERC Royalty Unit for each Trust Unit owned or held. In order to facilitate such voting of the ERC Royalty Units, the Trustee shall enter into the ERC Royalty Indenture and the Governance Agreement which shall provide, among other things, for the entitlement of the Trust Unitholders to receive notice of and to attend all meetings of the ERC Royalty Unitholders of that series and to one vote per Trust Unit held on any ballot thereat.

8.04  RESTRICTION ON POWERS

      Notwithstanding any other provision in this Indenture:

      (a) the Trustee may not under any circumstances whatsoever authorize or vote any Shares, Notes, ERC Royalty Units or other Investments carrying voting rights held by the Fund in favour of any transaction that would result in the sale, assignment, lease, exchange or other disposition of all or substantially all of the Trust Fund, except with the approval of Trust Unitholders by Extraordinary Resolution or except as part of an internal reorganization of the direct or indirect assets of the Fund as a result of which the Fund has the same interest, whether direct or indirect, in the assets as the interest, whether direct or indirect, that it had prior to the reorganization;

      (b) the Trustee shall have no power to sell, assign, lease, exchange or otherwise dispose of any Investments or portion of the Trust Fund which would result in the sale of all or substantially all of the Trust Fund, except with the approval of the Trust Unitholders by Extraordinary Resolution or except as part of an internal reorganization of the direct or indirect assets of the Fund as a result of which the Fund has the same interest, whether direct or indirect, in the assets as the interest, whether direct or indirect, that it had prior to the reorganization; and

      (c) the Trustee shall not sell, assign or otherwise dispose of any Investments or other portion of the Trust Fund or acquire any securities or property or take, or fail to take, any action, which would result in the Fund not qualifying as a "mutual fund trust" under the INCOME TAX ACT.

8.05  BANKING

      The banking business of the Fund, or any part thereof, shall be transacted with such financial institution (including the Trustee or an Affiliate thereof) or other person carrying on a financial services business as the Trustee may designate, appoint or authorize from time to time and all such financial services business, or any part thereof, shall be transacted on the Fund's behalf by such one or more officers of the Trustee and/or other persons as the Trustee may designate, appoint or authorize from time to time including, but without restricting the generality of the foregoing, the operation of the Fund's accounts; the making, signing, drawing, accepting, endorsing, negotiating, lodging, depositing or transferring of any cheques, promissory notes, drafts, bankers' acceptances, bills of exchange, letters of credit and orders for the payment of money; the giving of receipts for and orders relating to any property of the Fund; the execution of any agreement relating to any property of the Fund; the execution of any agreement relating to any such financial services business and defining the rights and powers of the parties hereto; and the authorizing of any officer of such financial institution, or any trustee or agent thereof to do any act or thing on the Fund's behalf to facilitate such banking business.

8.06  STANDARD OF CARE

      Subject to Article 9 hereof, the Trustee shall exercise its powers and carry out its functions hereunder as Trustee honestly, in good faith and in the best interests of the Fund and the Trust Unitholders and, in connection therewith, shall exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Unless otherwise required by law, the Trustee shall not be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustee, in its capacity as trustee, shall not be required to devote its entire time to the business and affairs of the Fund. The Trustee may act and rely and shall be protected in acting in good faith on the opinion or advice of or information obtained from any agent, counsel, accountant, engineer, appraiser or other expert or adviser, whether retained or employed by the Fund, the Corporation, ERC or the Trustee, in relation to any matter arising in the performance of its duties under the Trust Indenture, provided that, the Trustee complied with the standard of care prescribed in this
Section 8.06 in retaining or employing such person.

8.07  FEES AND EXPENSES

      The Trustee shall be entitled to receive from the Corporation such fees as may be agreed upon in writing from time to time by the Advisor and the Trustee and shall be entitled to reimbursement from the Corporation for any of its expenses incurred in acting as Trustee. If the Corporation does not pay such fees or reimbursement amounts within the agreed time period then the Trustee shall be entitled to be paid such fees or reimbursement amounts from the Trust Fund. If the Trustee is affiliated with the Advisor, the Trustee shall not be entitled to receive any fees for its services as Trustee and shall not be entitled to reimbursement from the Corporation of any of its expenses incurred in acting as Trustee. As part of General and Administrative Costs (as defined in the Management Agreement), the Corporation on behalf of the Trustee may pay or cause to be paid reasonable expenses incurred in connection with the administration and management of the Fund, including without limitation fees of auditors, lawyers, appraisers and other agents, consultants and professional advisers employed by or on behalf of the Fund and the cost of reporting or giving notices to Trust Unitholders. The Corporation on behalf of the Trustee may pay or cause to be paid brokerage commissions at prevailing rates in respect of the acquisition and disposition of any securities acquired or disposed of by the Fund to brokers including Affiliates of the Trustee.

8.08  LIMITATIONS ON LIABILITY OF TRUSTEE

      The Trustee, its directors, officers, employees, shareholders and agents shall not be liable to any Trust Unitholder or any other Person, in tort, contract or otherwise, in connection with any matter pertaining to the Fund and the Trust Fund, arising from the exercise by the Trustee of any powers, authorities or discretion conferred under this Indenture, including, without limitation, any action taken in good faith in reliance on any documents that are, prima facie, properly executed, any depreciation of, or loss to, the Trust Fund incurred by reason of the sale of any security or asset, the disposition of monies or securities, any inaccuracy in any evaluation or advice provided by the Advisor or any other appropriate qualified person, any reliance on any such evaluation or advice, any action or failure to act of the Advisor, the Corporation, or any other person to whom the Trustee has, with the consent of the Corporation, delegated any of its duties hereunder or, any other action or failure to act (including, without limitation, the failure to compel in any way any former trustee to redress any breach of trust or any failure by the Corporation to perform its duties under this Indenture or any Material Contract) except in cases of the Trustee's wilful misfeasance, bad faith, negligence or disregard of its obligations and duties or for a breach of its duties and responsibilities and its standard of care, diligence and skill as set out in
Section 8.06. If the Trustee has retained an appropriate expert or advisor with respect to any matter connected with its duties under this Indenture or under the ERC Royalty Indenture, the Trustee may act or refuse to act based on the advice of such expert or advisor or Counsel and, notwithstanding any provision of this Indenture and the ERC Royalty Indenture, including, without limitation, the standard of care, diligence and skill set out in Section 8.06 hereof, the Trustee shall not be liable for and shall be fully protected from any loss or liability occasioned by any action or refusal to act based on the advice of any such expert or advisor or Counsel. In the exercise of the powers, authorities or discretion conferred upon the Trustee under this Indenture, the Trustee is and shall be conclusively deemed to be acting as Trustee of the assets and property of the Trust and shall not be subject to any personal liability for any debts, liabilities, claims, demands, judgments, costs, charges or expenses against or with respect to the Trust, the Trust Fund or the Trust Unitholders except as provided herein. The Trustee shall have no liability or responsibility arising under any other agreement to which it is not a party.

8.09  INDEMNIFICATION OF TRUSTEE

      The Trustee and each of its directors, officers, employees, shareholders and agents shall be entitled to be indemnified and reimbursed out of the Trust Fund in respect of any (a) costs, charges, taxes, penalties or interest in respect of unpaid taxes or other governmental charges, expenses and liabilities imposed upon the Trustee in consequence of its performance of its duties hereunder; and (b) any liability and all costs, charges and expenses sustained or incurred in respect of any action, suit or proceeding that is proposed or commenced against the Trustee or against such director, officer, employee, shareholder or agent, as the case may be, for or in respect of anything done or permitted to be done in respect of the Fund and the execution of all duties, responsibilities, powers and authorities pertaining thereto; unless any of the foregoing arises out of the Trustee's or such director's, officers, employee's, shareholder's or agent's breach of the standard of care, diligence and skill required of the Trustee under Section 8.06. The Trustee or such director, officer, employee, shareholder or agent shall not be entitled to satisfy any right of indemnity or reimbursement granted herein, or otherwise existing under law, except out of the Trust Fund, and no Trust Unitholder shall be personally liable to any person with respect to any claim for such indemnity or reimbursement as aforesaid.

8.10  ENVIRONMENTAL INDEMNITY

      The Fund is liable to and shall indemnify and save harmless the Trustee and each of its directors, officers, employees, shareholders, agents and their respective successors and assigns (collectively, the "INDEMNIFIED PARTIES") against any loss, expense, claim, liability or asserted liability (including strict liability and costs and expenses of abatement and remediation of spills or releases of contaminants and liabilities of the Indemnified Parties to third parties (including government agencies) in respect of bodily injuries, property damage, damage to or impairment of the environment or any other injury or damage and including liabilities of the Indemnified Parties to third parties for the third parties' foreseeable and unforeseeable consequential damages) incurred as a result of:

      (a)   the operations of the Fund, or

      (b)   the exercise by the Trustee of any power or right hereunder,

      and which result from or relate, directly or indirectly, to:

      (c) the presence or release or threatened presence or release of any contaminants, by any means or for any reason, on or in respect of the Properties, whether or not such presence or release or threatened presence or release of the contaminants was under the control, care or management of the Fund, the Trustee, the Advisor, the Corporation or another owner or operator of a Property, including a previous owner or operator;

      (d) any contaminant present on or released from any property adjacent to or in the proximate area of the Properties;

      (e) the breach or alleged breach of any federal, provincial or municipal environmental law, regulation, by-law, order, rule or permit by the Fund, the Trustee, the Advisor, the Corporation or another owner or operator of a Property, including a previous owner or operator; or

      (f) any misrepresentation or omission of a known fact or condition made by the Advisor or the Corporation relating to any Property.

      For the purposes of this Section 8.10, "LIABILITY" shall include, without limitation, (i) liability of an Indemnified Party for costs and expenses of abatement and remediation of spills and releases of contaminants, (ii) liability of an Indemnified Party to a third party to reimburse the third party for bodily injuries, property damage and other injuries or damages which the third party suffers, including (to the extent, if any, that the Indemnified Party is liable therefor) foreseeable and unforeseeable consequential damages suffered by the third party, and (iii) liability of the Indemnified Party for damage to or impairment of the environment.

8.11  CONDITIONS PRECEDENT TO TRUSTEE'S OBLIGATION TO ACT

      Any obligation, power or right of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and the Trust Unitholders shall be conditional upon the Advisor or the Trust Unitholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity (to the extent sufficient funds for such purpose are not available) reasonably satisfactory to the Trust to protect and hold harmless the Trustee against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless it is indemnified as aforesaid.

8.12  SURVIVAL OF INDEMNITIES

      The indemnities provided in Sections 8.09 and 8.10 shall survive the termination of this Indenture under Article 13 and the removal or resignation of the Trustee under Article 7.

8.13  DOCUMENTS, MONIES, ETC. HELD BY TRUSTEE

      Any securities, monies, documents of title or other instruments that may at any time be held by the Trustee under this Indenture may be placed in the deposit vaults of the Trustee or any chartered bank in Canada, including an Affiliate of the Trustee, or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any monies so held by the Trustee pending the application or withdrawal thereof under the provisions of this Indenture or otherwise may be deposited in the name of the Trustee in any Canadian chartered bank, including an Affiliate of the Trustee, at the rate of interest, if any, then current on similar deposits.

8.14  TRUSTEE HAVING KNOWLEDGE OF MATTERS

      The Trustee shall not be required to take notice or be deemed to have notice or "actual knowledge" of any matter hereunder unless the Trustee shall have received from the Corporation, the Advisor, a regulatory authority or a Trust Unitholder a notice stating the matter in respect of which the Trustee should have notice or actual knowledge.

8.15  VALIDITY OF CERTIFICATES ETC.

      If at any time in the performance of its duties under this Indenture, it shall be necessary for the Trustee to receive, accept, act or rely upon any certificate, notice, request, waiver, consent, receipt, direction, affidavit or other paper, writing or document furnished to it and purporting to have been executed or issued by a Trust Unitholder, Trust Unitholders, ERC, the Corporation or their authorized officers or attorneys, the Trustee shall be entitled to rely and act upon the genuineness and authenticity of any such writing submitted to it. It shall not be necessary for the Trustee to ascertain whether or not the persons who have executed, signed or otherwise issued, authenticated or receipted such papers, writings or documents have authority so to do or that they are the same persons named therein or otherwise to pass upon any requirement of such papers, writings or documents that may be essential for their validity or effectiveness or upon the truth and acceptability of any information contained therein which the Trustee in good faith believes to be genuine.

8.16  TRUSTEE MAY HAVE OTHER INTERESTS

      Subject to applicable laws, and without affecting or limiting the duties and responsibilities or the limitations and indemnities provided in this Indenture, the Trustee is hereby expressly permitted to:

      (a) be an Associate or an Affiliate of a person from whom property and assets of the Fund has been or is to be purchased or sold;

      (b) be, or be an Associate or an Affiliate of, a person with whom the Fund contracts or deals with or which supplies services to the Fund;

      (c) acquire, hold and dispose of, other than from or to the Fund, the Corporation or the Advisor, either for its own account or the accounts of its customers, any property, real or personal, even if such property is of a character which could be held by the Fund and to exercise all rights of an owner of such property as if it were not a Trustee;

      (d) carry on its business as a trust company in the usual course while a Trustee, including the rendering of trustee or other services to other trusts and other persons for gain; and

      (e) derive direct or indirect benefit, profit or advantage from time to time as a result of dealing with the Fund or the relationships, matters, contracts, transactions, affiliations or other interests stated in this Section 8.16 and the Trustee shall not be liable to the Fund or any Trust Unitholder for any such direct or indirect benefit, profit or advantage.

      Subject to applicable laws, none of the relationships, matters, contracts, transactions, affiliations or other interests permitted above shall be, or shall be deemed to be or to create, a material conflict of interest with the Trustee's duties hereunder.


                                    ARTICLE 9
                              DELEGATION OF POWERS

9.01  DELEGATION TO CORPORATION

      Except as expressly prohibited by applicable law and the terms of this Trust Indenture, the Trustee hereby delegates to the Corporation the supervision of the management of the business and affairs of the Fund, including the supervision of the Advisor in carrying out its duties pursuant to Section 9.02 hereof, without regard to whether such authority is normally delegated or granted by trustees. Without limiting the generality of the foregoing, the Trustee hereby delegates to the Corporation:

      (a) the responsibility for any or all matters relating to an Offering including, without limitation: (i) ensuring compliance with all applicable laws in connection with such Offering; (ii) all matters relating to the content and accuracy of the disclosure contained in any Offering Documents, or any management proxy circulars or continuous disclosure documents relating to an Offering or incorporated by reference into any Offering Document and, where required, the approval, certification and execution by the Corporation thereof on behalf of the Fund; and (iii) all matters concerning any underwriting or agency agreement providing for an Offering, including the execution by the Corporation of such agreement on behalf of the Fund;

      (b) the ability and responsibility to exercise from time to time any and all rights, powers and privileges in relation to all matters relating to any take-over bid, merger, amalgamation, arrangement, acquisition of all or substantially all of the assets of a person, including the Fund or the Corporation or any subsidiary of the Fund or the Corporation, any process to maximize Trust Unitholder value or any similar transaction or form of business combination (an "OFFER"), including (i) approving and implementing any unitholder rights protection plan either prior to or during the course of any Offer; (ii) taking any legally permitted defensive action either prior to or during the course of any Offer; (iii) the preparation, approval and execution on behalf of the Fund of any agreements, circulars or other documents in connection with any Offer; (iv) consideration of the terms of an Offer on behalf of Trust Unitholders and recommendations to Trust Unitholders in response to any Offer; (v) prosecuting or defending any regulatory or court action in respect of any matters related to an Offer, and (vi) the carriage of all related and ancillary matters;

      (c) the responsibility for all matters concerning the terms of, and the execution and amendment from time to time of, any of the Material Contracts;

      (d) the voting of Investments held by the Fund which carry voting rights as provided in Section 8.03(a) (provided that the board of directors of the Corporation shall be subject to Section 8.04 and any other provision of this Indenture and the Governance Agreement relating to the voting of such securities);

      (e) the responsibility for all matters pertaining to the redemption of Trust Units pursuant to Article 6;

      (f) the responsibility for any borrowing, securing of credit or granting of security by the Fund, the subordination by the Fund of any of its interests in the Trust Fund and such other related matters as described in Section 8.02(h);

      (g) the responsibility for the formation or acquisition of any subsidiaries of the Fund, any acquisitions made by the Fund or any subsidiary thereof, and any investments in, loans made to or royalty or other agreements entered into by the Fund with any subsidiary (direct or indirect) of the Fund;

      (h) the responsibility to approve the financial statements of the Fund or any subsidiary of the Fund and to sign such statements, each as may be required by applicable law; and

      (i) the responsibility for those matters expressly made subject to the review and approval of the Corporation in the Management Agreement.

      The Corporation accepts such delegation and agrees that, in respect of such matters, it shall exercise its powers and carry out its functions honestly, in good faith and with a view to the best interests of the Fund and the Trust Unitholders and, in connection therewith, shall exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The Corporation may, and if directed by the Corporation in writing, the Trustee shall, execute any document or agreement on behalf of the Fund as the Corporation shall have authorized within the scope of any authority delegated to it hereunder. The Trustee, in relying upon the Corporation with respect to the matters described in this Section 9.01, shall be deemed to have complied with its obligations under Section 8.06 and shall be entitled to the benefit of the indemnities provided for in Sections 8.09 and 8.10, and, for greater certainty, the provisions of Section 8.08 shall apply for the benefit of the Trustee with respect to the matters designated as the Corporation's responsibility in this Section 9.01.

9.02  THE ADVISOR

      Except as expressly prohibited by applicable law, the Trustee may grant or delegate to the Advisor under the Management Agreement, in accordance with its terms, such authority as the Trustee may in its sole discretion deem necessary or desirable to effect the actual administration of the duties of the Trustee under this Trust Indenture, without regard to whether such authority is normally granted or delegated by trustees. The Trustee may grant broad discretion to the Advisor, subject to the supervision of the Corporation, to administer and manage the day-to-day operations of the Fund, act as agent for the Fund and to make executive decisions which conform to general policies and general principles set forth herein or previously established by the Trustee and the Corporation. The Advisor shall have the powers and duties expressly provided for herein and in the Management Agreement including, without limitation, the power to further delegate to or retain and instruct such appropriate persons to effect the administration of the Fund (and the Advisor shall notify the Trustee of the name of the person or persons to whom such further delegation is made or that is retained or instructed and the terms and conditions thereof). The Trustee shall enter into the Management Agreement with the Advisor and the Corporation.

9.03  ADDITIONAL MANAGEMENT AGREEMENTS

      Upon the recommendation of the directors of the Corporation, the Trustee is, where required, authorized and directed to enter into a Management Agreement, in a form substantially similar to any then existing Management Agreement, with respect to the management of any additional entity acquired, directly or indirectly, by the Fund.

9.04  POWER OF ATTORNEY

      Without limiting any of the other provisions of this Article 9, the Trustee hereby delegates to the Corporation from time to time the full power and authority, and constitutes the Corporation its true and lawful attorney in fact, to sign on behalf of the Fund any and all agreements, contracts, deeds, waivers, releases or other documents or instruments in writing as provided for in subsection 8.02(o), including, without limitation, all Offering Documents (including any underwriting or agency agreements), management proxy circulars, continuous disclosure documents, documents relating to an Offer and any other documents ancillary or similar thereto required to be signed by the Fund from time to time.

9.05  LIABILITY OF TRUSTEE

      The Trustee shall have no liability or responsibility for any matters delegated to the Corporation or the Advisor hereunder or under any of the Material Contracts, and the Trustee, in relying upon the Corporation or the Advisor and in entering into the Material Contracts, shall be deemed to have complied with its obligations under Section 8.06 and shall be entitled to the benefit of the indemnities provided in Sections 8.09 and 8.10, and for greater certainty, the provisions of Section 8.08 shall apply for the benefit of the Trustee with respect to the matters designated as the Corporation's responsibility in Sections 9.01 and 9.04.


                                   ARTICLE 10
                                    AMENDMENT

10.01 AMENDMENT

      The provisions of this Indenture, except where specifically provided otherwise, may only be amended by Extraordinary Resolution, provided, however, that any of the provisions of this Indenture, except where specifically provided otherwise, may be amended by the Trustee, ERC and the Corporation at any time or times, without the consent, approval or ratification of any of the Trust Unitholders or any other person, for the purpose of:

      (a) ensuring that the Fund will comply with any applicable laws or requirements of any governmental agency or authority of Canada or of any province;

      (b) ensuring that the Fund will satisfy the provisions of each of subsections 108(2) and 132(6) of the INCOME TAX ACT;

      (c) ensuring that such additional protection is provided for the interests of Trust Unitholders as the Trustee or the board of directors of the Corporation may consider expedient;

      (d) removing any conflicts or inconsistencies between the provisions of this Indenture or any supplemental indenture and any prospectus filed with any regulatory or governmental body with respect to the Fund, or any applicable law or regulation of any jurisdiction, if, in the opinion of the Trustee, such an amendment will not be detrimental to the interests of the Trust Unitholders;

      (e) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable, provided that the same are not, in the opinion of the Trustee, prejudicial to the interests of the Trust Unitholders;

      (f) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Trust Unitholders;

      (g) making any modification in the form of Trust Unit Certificates which does not materially affect the substance thereof;

      (h) modifying any of the provisions of this Indenture, including relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Trustee, such modification or relief in no way prejudices any of the rights of the Trust Unitholders or the Trustee, provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative; and

      (i) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Trustee the rights of the Trustee and of the Trust Unitholders are not prejudiced thereby, but notwithstanding the foregoing, no such amendment shall reduce the fractional undivided interest in the Trust Fund represented by any Trust Unit without the consent of the holder of such Trust Unit and, no amendment shall reduce the percentage of votes required to be cast at a meeting of the Trust Unitholders for the purpose of this Section 10.01 without the consent of the holders of all of the Trust Units then outstanding. In this Section 10.01, the Trustee may, if the Trustee deems necessary, act and rely on the opinion of Counsel with respect to those matters which refer to the "opinion of the Trustee".

10.02 NOTIFICATION OF AMENDMENT

      As soon as shall be practicable after the making of any amendment pursuant to this Article 10 which the directors of the Corporation determine is material to the interests of the Trust Unitholders and should be disclosed to the Trust Unitholders, the Trustee shall furnish written notification of the substance of such amendment to each Trust Unitholder in the manner determined by the directors of the Corporation.
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                                       32


                                   ARTICLE 11
                          MEETINGS OF TRUST UNITHOLDERS

11.01 ANNUAL AND SPECIAL MEETINGS OF TRUST UNITHOLDERS

      Annual meetings of the Trust Unitholders shall be held on a day, at a time and at a place to be set by the Trustee. The business transacted at such meetings shall include the presentation of the audited financial statements of the Fund for the prior fiscal year and the transaction of such business as Trust Unitholders may be entitled to vote upon as hereinafter provided in this Article 11, or as the Trustee may determine. Special meetings of the Trust Unitholders may be called at any time by the Trustee and shall be called by the Trustee upon a written request of Trust Unitholders holding in the aggregate not less than 20% of the Trust Units then outstanding, such request specifying the purpose or purposes for which such meeting is to be called. Meetings of Trust Unitholders shall be held in the City of Calgary, or at such other place within Alberta as the Trustee shall designate. The chairman of any annual or special meeting shall be a person designated by the Trustee for the purpose of such meeting except that, on the motion of any Trust Unitholder, any person may be elected as chairman by a majority of the votes cast at the meeting instead of such designated person or in the event that no person shall be designated by the Trustee.

11.02 NOTICE OF MEETINGS

      Notice of all meetings of Trust Unitholders shall be given by unregistered mail postage prepaid addressed to each Trust Unitholder at his registered address, mailed at least twenty one (21) days and not more than fifty (50) days before the meeting. Such notice shall set the time when, and the place where, such meeting is to be held and shall specify the nature of the business to be transacted at such meeting in sufficient detail to permit a Trust Unitholder to form a reasonable judgment thereon, together with the text of any resolution, at the time of mailing of the notice, proposed to be passed. Any adjourned meeting may be held as adjourned without further notice. The accidental omission to give notice or the non-receipt of such notice by a Trust Unitholder shall not invalidate any resolution passed at any such meeting. Notwithstanding the foregoing, a meeting of Trust Unitholders may be held at any time without notice if all the Trust Unitholders are present or represented thereat or those not so present or represented have waived notice. Any Trust Unitholder (or a duly appointed proxy of a Trust Unitholder) may waive any notice required to be given under the provisions of this paragraph, and such waiver, whether given before or after the meeting, shall cure any default in the giving of such notice.

11.03 QUORUM

      At any meeting of the Trust Unitholders, subject as hereinafter provided, a quorum shall consist of two or more individuals present in person either holding personally or representing as proxies not less than 5% of the outstanding Trust Units. In the event of such quorum not being present at the appointed place on the date for which the meeting is called within one half (1/2) hour after the time fixed for the holding of such meeting, the meeting shall stand adjourned to such day being not less than one (1) day later (unless such day is not a Business Day, in which case it shall stand adjourned to the next following Business Day) and to such place and time as
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                                       33


may be appointed by the chairman of the meeting. If at such adjourned meeting a quorum as above defined is not present, the Trust Unitholders present either personally or by proxy shall form a quorum, and any business may be brought before or dealt with at such an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

11.04 VOTING RIGHTS OF TRUST UNITHOLDERS

      Only Trust Unitholders of record shall be entitled to vote and each whole Trust Unit shall entitle the holder or holders of that Trust Unit to one vote. At any meeting of Trust Unitholders, any holder of Trust Units entitled to vote thereat may vote by proxy and a proxy need not be a Trust Unitholder, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Trustee, or with such agent of the Trustee as the Trustee may direct, for verification twenty-four hours prior to the commencement of such meeting. If approved by the Trustee, proxies may be solicited in the name of the Trustee. When any Trust Unit is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Unit, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners of their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Unit. A proxy purporting to be executed by or on behalf of a Trust Unitholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

11.05 RESOLUTIONS BINDING THE TRUSTEE

      Trust Unitholders shall be entitled to pass resolutions that will bind the Trustee only with respect to the following matters:

      (a)   the removal or  appointment  of the Trustee as provided in Section
            7.03 or 7.04;

      (b) the nomination of the Auditors as provided in Section 16.02 and the removal and reappointment of the Auditors as provided in Section 16.04;

      (c) the nomination of the directors of the Corporation pursuant to the terms of the Governance Agreement, with the exception of the Advisor's nominees pursuant to the terms thereof;

      (d)   consenting to any amendments of this Indenture as provided in
            Section 10.01;

      (e)   approval of subdivisions or consolidations of Trust Units;

      (f) approval of any resolution of the Trust Unitholders to terminate the Fund as provided in Section 13.02; and

      (g) the matters specified in Section 8.04 as requiring approval of the Trust Unitholders.

      Except with respect to the above matters set out in this Section 11.05, no action taken by the Trust Unitholders or resolution of the Trust Unitholders at any meeting shall in any way bind
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                                       34


the Trustee. Any action taken or resolution passed in respect of any matter at a meeting of Trust Unitholders shall require the approval of a simple majority of the votes cast by Trust Unitholders in respect of such action or resolution, unless:

      (a) the contrary is otherwise expressly provided under any specific provision of this Indenture;

      (b) any applicable securities laws, rules, regulations or policies or the rules, policies or requirements of any stock exchange requires approval by Extraordinary Resolution or any other prescribed threshold; or

      (c) the matter voted on by the Trust Unitholders would, if the Fund were a corporation governed by the BUSINESS CORPORATIONS ACT (Alberta), require the approval of shareholders by way of an Extraordinary Resolution.

11.06 MEANING OF "EXTRAORDINARY RESOLUTION"

      (a) The expression "EXTRAORDINARY RESOLUTION" when used in this Indenture means, subject as hereinafter in this Article provided, a resolution proposed to be passed as an extraordinary resolution at a meeting of Trust Unitholders (including an adjourned meeting) duly convened for the purpose and held in accordance with the provisions of this Article at which two or more holders of at least 5% of the aggregate number of Trust Units then outstanding are present in person or by proxy and passed by the affirmative votes of the holders of not less than 66-2/3% of the Trust Units represented at the meeting and voted on a poll upon such resolution.

      (b) If, at any such meeting, the holders of 5% of the aggregate number of Trust Units outstanding are not present in person or by proxy within thirty minutes after the time appointed for the meeting, then the meeting, if summoned by the Unitholders or pursuant to a request of the Trust Unitholders, shall be dissolved; but in any other case the meeting unless the Chairman of the meeting determines otherwise shall be adjourned to the next day (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at the adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting, the Trust Unitholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection (a) of this Section shall be an Extraordinary Resolution within the meaning of this Indenture, notwithstanding that the holders of less than 5% of the aggregate number of Trust Units then outstanding are present in person or by proxy at such adjourned meeting.
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                                       35


      (c) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

11.07 RECORD DATE FOR VOTING

      For the purpose of determining the Trust Unitholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustee may fix a date not more than fifty (50) days and not less than twenty one (21) days prior to the date of any meeting of Trust Unitholders as a record date for the determination of Trust Unitholders entitled to vote at such meeting or any adjournment thereof, and any Trust Unitholder who was a Trust Unitholder at the time so fixed shall be entitled to vote at such meeting or any adjournment thereof even though he has since that time disposed of his Trust Units, and no Trust Unitholder becoming such after that time shall be so entitled to vote at such meeting or any adjournment thereof. In the event that the Trustee does not fix a record date for any meeting of Trust Unitholders, the record date for such meeting shall be the date upon which notice of the meeting is given as provided under Section 11.02.

11.08 RESOLUTIONS IN WRITING

      Notwithstanding any other provision of this Indenture, after due and proper prior notice to all Trust Unitholders, a resolution in writing executed by any number of Trust Unitholders at any time shall be as valid and binding for all purposes of this Indenture as if such Trust Unitholders had exercised at that time all of the voting rights to which they were then entitled under
Section 11.05 in favour of such resolution at a meeting of Trust Unitholders duly called for the purpose.


                                   ARTICLE 12
            CERTIFICATES, REGISTRATION AND TRANSFER OF TRUST UNITS

12.01 NATURE OF TRUST UNITS

      The nature of a Trust Unit and the relationship of a Trust Unitholder to the Trustee and the relationship of one Trust Unitholder to another is as described in Sections 2.06 and 2.07 and the provisions of this Article 12 shall not in any way alter the nature of Trust Units or the said relationships of a Trust Unitholder to the Trustee and of one Trust Unitholder to another, but are intended only to facilitate the issuance of certificates evidencing the beneficial ownership of Trust Units and the recording of all such transactions whether by the Fund, securities dealers, stock exchanges, transfer agents, registrars or other persons.

12.02 CERTIFICATES

      (a) The form of Trust Unit Certificate shall be such as is from time to time authorized by the Trustee. Each Trust Unit Certificate shall be dated their respective dates of original issue (including all replacements issued in accordance with this Indenture) and shall bear such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe. Each such certificate shall be signed manually on behalf of the Trustee. Any additional signature required to appear on such certificate by the Trustee may be printed,
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                                       36


            lithographed or otherwise mechanically reproduced thereon and, in such event, certificates so signed are as valid as if they had been signed manually. Any certificate which has one manual signature as hereinbefore provided shall be valid notwithstanding that one or more of the persons whose signature is printed, lithographed or mechanically reproduced no longer holds office at the date of issuance of such certificate.

      (b) The definitive form of Trust Unit Certificate and the certificate of the Trustee endorsed thereon shall be in both the English and French languages and the French language thereof shall be proper and complete translation of the English language version thereof. In the event that any provision of the Trust Unit Certificate in the French language shall be susceptible of an interpretation different from the equivalent provision in the English language, the interpretation of such provision in the English language shall be determinative.

      (c) Any Trust Unit Certificate validly issued prior to the date hereof in accordance with the terms of this Indenture in effect at such time shall validly represent issued and outstanding Trust Units, notwithstanding that the form of such Trust Unit Certificate may not be strictly in the form required by this Trust Indenture.

12.03 CONTENTS OF CERTIFICATE

      Until otherwise determined by the Trustee, each certificate issued following the date hereof shall legibly set forth on the face thereof, INTER ALIA, the following:

      (a) the name of the Fund and the words "a trust created under the laws of the Province of Alberta by an Amended and Restated Trust Indenture dated as of June 21, 2001" or words of like effect;

      (b) the name of the person to whom the certificate is issued as Trust Unitholder;

      (c) the number of Trust Units represented thereby and that the Trust Units represented thereby are fully paid; (d) "The Trust Units represented by this certificate are issued upon the terms and subject to the conditions of the Trust Indenture, which Trust Indenture is binding upon all holders of Trust Units and, by acceptance of this certificate, the holder assents to the terms and conditions of the Trust Indenture. A copy of the Trust Indenture pursuant to which this certificate and the Trust Units represented thereby are issued may be obtained by any Trust Unitholder on demand and without fee from the head office of the Fund." or words of like effect; and

      (e) "For information as to personal liability of a Trust Unitholder, see the reverse side of this certificate." or words of like effect.

            Until otherwise determined by the Trustee, each such certificate shall legibly set forth on the face or the reverse side thereof, inter alia, the following:
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                                       37


      (a) "The Trust Indenture provides that no Trust Unitholder shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with Fund property or the obligations or the affairs of the Fund and all such persons shall look solely to the Fund property for satisfaction of claims of any nature arising out of or in connection therewith and the Fund property only shall be subject to levy or execution." or words of like effect; and

      (b)   an appropriate form of notice of exercise of right of redemption.

      The Trust Unit Certificates may be engraved, printed or lithographed, or partly in one form and partly in another, as the Corporation may determine.

12.04 REGISTER OF TRUST UNITHOLDERS

      A register shall be kept at the principal corporate trust office in Calgary, Alberta of the Transfer Agent, which register shall contain the names and addresses of the Trust Unitholders, the respective numbers of Trust Units held by them, the certificate numbers of the certificates representing such Trust Units and a record of all redemptions thereof. Branch transfer registers shall be maintained at such other offices of the Transfer Agents as the Trustee may from time to time designate. Only Trust Unitholders whose certificates are so recorded shall be entitled to receive distributions or to exercise or enjoy the rights of Trust Unitholders hereunder. The Trustee shall have the right to treat the person registered as a Trust Unitholder on the register of the Fund as the owner of such Trust Units for all purposes, including, without limitation, payment of any distribution, giving notice to Trust Unitholders and determining the right to attend and vote at meetings of Trust Unitholders.

12.05 SUCCESSORS OF TRUST UNITHOLDERS

      Any person becoming entitled to any Trust Units as a consequence of the death of any Trust Unitholder, by gift, or otherwise by operation of law, shall be recorded as the holder of such Trust Units and shall receive a new certificate therefor upon production of evidence satisfactory to the Trustee thereof and delivery of the existing certificate to the Trustee, but until such record is made the Trust Unitholder of record shall continue to be and be deemed to be the holder of such Trust Units for all purposes whether or not the Trustee shall have actual or other notice of such death, or other event.

12.06 TRUST UNITS HELD JOINTLY OR IN A FIDUCIARY CAPACITY

      The Trustee may treat two or more persons holding any Trust Units as joint owners of the entire interest therein unless their ownership is expressly otherwise recorded on the register of the Fund, but no entry shall be made in the register or on any certificate that any person is in any other manner entitled to any future, limited or contingent interest in any Trust Units; provided, however that any person recorded as a Trust Unitholder may, subject to the provisions hereinafter contained, be described in the register or on any certificate as a fiduciary of any kind and any customary words may be added to the description of the holder to identify the nature of such fiduciary relationship.
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                                       38


12.07 PERFORMANCE OF TRUST

      The Trustee, the Trust Unitholders and any officer or agent of the Trustee shall not be bound to be responsible for or otherwise inquire into or ensure the performance of any trust, express, implied or constructive, or of any charge, pledge or equity to which any of the Trust Units or any interest therein are or may be subject, or to ascertain or enquire whether any transfer of any such Trust Units or interests therein by any such Trust Unitholder or by his personal representatives is authorized by such trust, charge, pledge or equity, or to recognize any person as having any interest therein except for the person recorded as Trust Unitholder.

12.08 LOST CERTIFICATES

      In the event that any certificate for Trust Units is lost, stolen, destroyed or mutilated, the Trustee or the Transfer Agents may authorize the issuance of a new certificate for the same number of Trust Units in lieu thereof. The Trustee or the Transfer Agents may, in its or their discretion, before the issuance of such new certificate, require the owner of the lost, stolen, destroyed or mutilated certificate, or the legal representative of the owner, to make an affidavit or statutory declaration setting forth such facts as to the loss, theft, destruction or mutilation as the Trustee or the Transfer Agents may deem necessary, to surrender any mutilated certificate and may require the applicant to supply to the Fund a "lost certificate bond" or a similar bond in such reasonable sum as the Trustee or the Transfer Agents may direct indemnifying the Trustee and the Transfer Agents and their agents for so doing. The Trustee and the Transfer Agents shall have the power to require from an insurer or insurers a blanket lost security bond or bonds in respect of the replacement of lost, stolen, destroyed or mutilated certificates. All premiums and other funds or money payable for such purpose shall be payable out of the Trust Fund with such contribution, if any, by those insured as may be determined by the Trustee in its sole discretion. If such blanket lost security bond is required, the Trustee may authorize and direct (upon such terms and conditions as the Trustee may from time to time impose) any agent to whom the indemnity of such bond extends to take such action to replace any lost, stolen, destroyed or mutilated certificate without further action or approval by the Trustee.

12.09 DEATH OF A TRUST UNITHOLDER

      The death of a Trust Unitholder during the continuance of the Fund shall not terminate the Fund or any of the mutual or respective rights and obligations created by or arising under this Indenture nor give such Trust Unitholder's personal representative a right to an accounting or take any action in court or otherwise against other Trust Unitholders or the Trustee or the Trust Fund property, but shall merely entitle the personal representatives of the deceased Trust Unitholder to demand and receive, pursuant to the provisions hereof, a new certificate for Trust Units in place of the certificate held by the deceased Trust Unitholder, and upon the acceptance thereof such personal representatives shall succeed to all rights of the deceased Trust Unitholder under this Indenture.

12.10 UNCLAIMED INTEREST OR DISTRIBUTION

      In the event that the Trustee shall hold any amount of interest or other distributable amount which is unclaimed or which cannot be paid for any reason, the Trustee shall be under no obligation to invest or reinvest the same but shall only be obliged to hold the same in a current interest-bearing account pending payment to the person or persons entitled thereto. The Trustee shall, as and when required by law, and may at any time prior to such required time, pay all or part of such interest or other distributable amount so held to the Public Trustee (or other appropriate government official or agency) whose receipt shall be a good discharge and release of the Trustee.


                                   ARTICLE 13
                                   TERMINATION

13.01 TERMINATION DATE

      Unless terminated earlier under Section 13.02, the Trustee shall commence to wind up the affairs of the Trust when there are no longer any Trust Units outstanding.

13.02 TERMINATION BY TRUSTEE WITH THE APPROVAL OF TRUST UNITHOLDERS

      (a) The Trust Unitholders may vote by Extraordinary Resolution to terminate the Fund at any meeting of Trust Unitholders duly called for the purpose of considering termination of the Fund, provided that such a vote may only be held if requested in writing by the holders of not less than 25% of the Trust Units, or if called by the Trustee following the refusal of the Trustee to redeem Trust Units.

      (b) For the purpose of this Section and notwithstanding the provisions of Section 11.06(b), a quorum of 20% of the issued and outstanding Trust Units must be present or represented by proxy at the meeting at which the vote is taken.

13.03 PROCEDURE UPON TERMINATION

      Forthwith upon being required to commence to wind up the affairs of the Fund, the Trustee shall give notice of the commencement of the winding-up of the affairs of the Fund and such notice of any resolution approved by Trust Unitholders under Section 13.02 shall designate the time or times at which Trust Unitholders may surrender their Trust Units for cancellation and the date at which the register of the Fund shall be closed.

13.04 POWERS OF THE TRUSTEE UPON TERMINATION

      After the date referred to in Section 13.01 or the date on which a resolution has been approved under Section 13.02, the Trustee shall carry on no activities except for the purpose of winding up the affairs of the Fund as hereinafter provided and, for this purpose, the Trustee shall continue to be vested with and may exercise all or any of the powers conferred upon the Trustee under this Indenture.

13.05 SALE OF INVESTMENTS

      After the date referred to in Section 13.04, the Trustee shall proceed to wind up the affairs of the Fund as soon as may be reasonably practicable and for such purpose shall sell and convert into money any remaining investments (including Investments) or other assets comprising the Trust Fund in one transaction or in a series of transactions by public or private sale and do all other acts appropriate to liquidate the Trust Fund, and shall in all respects act in accordance with the directions, if any, of the Trust Unitholders (in respect of a termination authorized under Section 13.02). If the Trustee is unable to sell all or any of the Investments or other assets comprising the Trust Fund by the date set for termination, the Trustee may distribute undivided interests in the remaining Trust Fund directly to the Trust Unitholders in accordance with their pro rata share.

13.06 DISTRIBUTION OF PROCEEDS

      After paying, retiring, discharging or making provision for the payment, retirement or discharge of all known liabilities and obligations of the Fund and providing for indemnity against any other outstanding liabilities and obligations, the Trustee shall distribute the remaining part of the proceeds of the sale of investment and other assets together with any cash forming part of the Trust Fund among the Trust Unitholders in the following manner:

      (a) the Trustee shall allocate to each Trust Unitholder and each Trust Unitholder shall thereupon be entitled to enforce payment of his pro rata share of such part of all amounts that would otherwise be included in computing the income of the Fund for the purposes of the INCOME TAX ACT for the year and that are not payable to Trust Unitholders in the year by virtue of any provision of this Trust Indenture other than this Section 13.06; and

      (b) the remaining part, if any, of the said proceeds, other assets and cash shall be distributed among the Trust Unitholders in accordance with their pro rata shares.

13.07 FURTHER NOTICE TO TRUST UNITHOLDERS

      In the event that all of the Trust Unitholders shall not surrender their Trust Units for cancellation within six (6) months after the time specified in the notice or resolution referred to in Section 13.04 the Trustee shall give further notice to the remaining Trust Unitholders to surrender their Trust Units for cancellation and, if within one (1) year after the further notice, all the Trust Units shall not have been surrendered for cancellation, such remaining Trust Units shall be deemed to be cancelled without prejudice to the rights of the holders of such Trust Units to receive their pro rata shares of the amounts referred to in Section 13.06 and the Trustee may either take appropriate steps, or appoint an agent to take appropriate steps, to contact such Trust Unitholders (deducting all expenses thereby incurred from the amounts to which such Trust Unitholders are entitled as aforesaid) or, in the discretion of the Trustee, may pay such amounts into court.

13.08 RESPONSIBILITY OF TRUSTEE AFTER SALE AND CONVERSION

      The Trustee shall be under no obligation to invest the proceeds of any sale of Investments or other assets or cash forming part of the Trust Fund after the date referred to in Section 13.04 and, after such sale, the sole obligation of the Trustee under this Indenture shall be to hold such proceeds in trust for distribution under Section 13.06.

                                   ARTICLE 14
                             SUPPLEMENTAL INDENTURES

14.01 PROVISION FOR SUPPLEMENTAL INDENTURES FOR CERTAIN PURPOSES

      From time to time the Corporation and ERC (when authorized by a resolution of the directors of the Corporation) and the Trustee may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

      (a) modifying or amending any provisions of this Trust Indenture in the circumstances set forth in Article 10 where the Trustee and the Corporation may do so without the consent, approval or ratification of the Trust Unitholders or any other person; and

      (b) modifying or amending any provisions of this Trust Indenture where the modification or amendment has been approved by Extraordinary Resolution.

14.02 PROVISION FOR AMENDED AND RESTATED INDENTURES

      Notwithstanding Section 14.01, following any amendments to this Trust Indenture, the parties to the Trust Indenture may enter into an amended and restated version of the Trust Indenture which shall include and give effect to all amendments to the Trust Indenture in effect at the applicable time.


                                   ARTICLE 15
                                     GENERAL

15.01 NOTICES

      Any notice required to be given under this Indenture shall be given to the Trust Unitholders by letter or circular sent through ordinary post addressed to each registered holder at his last address appearing on the register; provided that if there is a general discontinuance of postal service due to strike, lockout or otherwise, such notice may be given by publication twice in the National Edition of The Globe and Mail or any other newspaper having national circulation in Canada; provided further that if there is no newspaper having national circulation, then by publishing twice in a newspaper in each city where the register or a branch register is maintained. Any notice so given shall be deemed to have been given on the day following that on which the letter or circular was posted or, in the case of notice being given by publication, after publishing such notice twice in the designated newspaper or newspapers. In proving notice was posted, it shall be sufficient to prove that such letter or circular was properly addressed, stamped and posted.

15.02 FAILURE TO GIVE NOTICE

      The failure by the Trustee, by accident or omission or otherwise unintentionally, to give any Trust Unitholder any notice provided for herein shall not affect the validity, effect, taking effect or time or taking effect of any action referred to in such notice, and the Trustee shall not be liable to any Unitholder for any such failure.

15.03 JOINT HOLDERS

      Service of a notice or document on any one of several joint holders of Trust Units shall be deemed effective service on the other joint holders.

15.04 SERVICE OF NOTICE

      Any notice or document sent by post to or left at the address of a Trust Unitholder pursuant to this Article shall, notwithstanding the death or bankruptcy of such Trust Unitholder, and whether or not the Trustee has notice of such death or bankruptcy, be deemed to have been fully served and such service shall be deemed sufficient service on all persons interested in the Trust Units concerned.

15.05 INFORMATION AVAILABLE TO TRUST UNITHOLDERS

      Each Trust Unitholder shall have the right to obtain, on demand and on payment of reasonable reproduction costs from the head office of the Fund, a copy of this Trust Indenture and the supplemental indentures, if any, and shall be entitled to inspect, and, on payment of a reasonable fee thereof, obtain a list of the Trust Unitholders for purposes connected with the Fund.

15.06 INCOME TAX: OBLIGATIONS OF THE TRUSTEE

      The Trustee shall satisfy, perform and discharge all obligations and responsibilities of the Trustee under the INCOME TAX ACT (including any obligations of the Fund under Part XIII of the said Act) and neither the Fund nor the Trustee shall be accountable or liable to any Trust Unitholder by reason of any act or acts of the Trustee consistent with any such obligations or responsibilities.

15.07 INCOME TAX: DESIGNATIONS

      Subject to Section 5.03 hereof, in the return of its income under Part I of the INCOME TAX ACT for each year the Fund shall make such designations to Trust Unitholders with respect to any amounts distributed or payable to Trust Unitholders in the year including, without restricting the generality of the foregoing, designations with respect to any taxable capital gains realized and distributed to Trust Unitholders by the Fund in the year, and to any interest payable to Trust Unitholders in the year, as shall be permitted under the provisions of the INCOME TAX ACT and as the Trustee in its sole discretion shall deem to be reasonable and equitable.
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                                       43


15.08 INCOME TAX: DEDUCTIONS

      The Trustee shall claim the maximum deductions available to the Fund for the purposes of computing its income pursuant to the provisions of the INCOME TAX ACT but the Trustee shall not claim any such deduction that if not so claimed would be available to the Fund in a subsequent year for the purpose of so computing its income to the extent that the effect thereof would be to create, or to increase the amount of, a loss or a capital loss of the Fund for the year pursuant to the INCOME TAX ACT.

15.09 FISCAL YEAR

      The fiscal year of the Fund shall end on December 31 of each year.


                                   ARTICLE 16
                                    AUDITORS

16.01 QUALIFICATION OF AUDITORS

      The Auditors shall be an independent recognized firm of chartered accountants which has an office within Alberta.

16.02 APPOINTMENT OF AUDITORS

      Subject to Sections 16.04 and 16.05, the Auditors will be selected at each annual meeting of Trust Unitholders. The Auditors will receive such remuneration as may be approved by the directors of the Corporation.

16.03 AUDITORS CEASING TO HOLD OFFICE

      The Auditors shall cease to hold office when the Auditor resigns or is removed pursuant to Section 16.04. The resignation of the Auditors shall become effective at the time a written resignation is sent to the Fund or at the time specified in the resignation, whichever is later.

16.04 REMOVAL OF AUDITORS

      The Auditors may at any time be removed by the Trustee with the approval of a majority of the votes cast by Trust Unitholders at a meeting of Trust Unitholders duly called for that purpose. A vacancy created by the removal of Auditors as aforesaid may be filled by the Trustee with the approval of a majority of votes cast by Trust Unitholders at a meeting duly called for that purpose, or if not so filled, may be filled under Section 16.05.

16.05 FILLING VACANCY

      The board of directors of the Corporation shall forthwith fill a vacancy in the office of Auditors. The Auditors appointed to fill a vacancy shall hold office until the unexpired term of the Auditors' predecessor. The board of directors of the Corporation shall fix the remuneration of the Auditors appointed to fill such a vacancy.
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                                       44


16.06 REPORTS OF AUDITORS

      The Auditors shall audit the accounts of the Fund at least once in each year and a report of the Auditors with respect to the annual financial statements of the Fund shall be provided to each Trust Unitholder with notice of the annual general meeting of the Fund.


                                   ARTICLE 17
                                  MISCELLANEOUS

17.01 SUCCESSORS AND ASSIGNS

      The provisions of this Indenture shall enure to the benefit of, and be binding upon, the parties and their successors and permitted assigns.

17.02 COUNTERPARTS

      This Indenture may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterparts.

17.03 SEVERABILITY

      If any provision of this Indenture shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Indenture in any jurisdiction.

17.04 NOTICES

      Any payment, notice, direction or other instrument required or permitted to be given under this Indenture by or to the Trustee or the Corporation hereto shall be in writing and may be given by delivering same or mailing same by registered mail or sending by facsimile, telecommunication device or other similar form of communication to the following addresses:

            The Trustee:

            ENERPLUS RESOURCES FUND
            c/o CIBC Mellon Trust Company, as Trustee
            6th Floor, The Dome Tower
            333 - 7th Avenue S.W.
            Calgary, Alberta
            T2P 2Z1

            Attention: Account Manager
            Facsimile: (403) 264-2100

            The Corporation and ERC:

            ENERMARK INC./ENERPLUS RESOURCES CORPORATION
            1900, 700 - 9th Avenue S.W.
            Calgary, Alberta
            T2P 3V4

            Attention: President
            Facsimile: (403) 298-8888

      Any notice, direction or instrument aforesaid shall:

      (a) if delivered, be deemed to have been given or made at the time of delivery;

      (b) if mailed and properly addressed, be deemed to have been given or made on the fifth (5th) day following the day on which it was so mailed, provided that, if mailed, should there be at the time of mailing or between the time of mailing and the actual receipt of the notice, a mail strike, slow down or other labour dispute or interruption which might affect the delivery of such notice or communication by the mails, then such notice or communication shall be only effective when actually delivered; and

      (c) if sent by facsimile, telecommunication device or other similar form of communication, be deemed to have been given or made on the day following the day on which it was sent.

            The Trustee, the Corporation or ERC may give written notice of change of address in the same manner, in which event such notice or communication shall thereafter be given to it as above provided at such changed address.
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                                       46


            IN WITNESS WHEREOF each of the parties has caused these presents to be executed by its proper officers duly authorized in its behalf.

                                          CIBC MELLON TRUST COMPANY


                                          By: "JACQUIE FISHER"
                                              ---------------------------


                                          By: "NORMA BLASETTI"
                                              ---------------------------


                                          ENERPLUS RESOURCES CORPORATION


                                          By: "GORDON J. KERR"
                                              ---------------------------


                                          By: "CHRISTINA S. MEEUWSEN"
                                              ---------------------------


                                          ENERMARK INC.


                                          By: "GORDON J. KERR"
                                              ---------------------------


                                          By: "CHRISTINA S. MEEUWSEN"
                                              ---------------------------